SCHWAB

MARKETTRACK PORTFOLIOS(R)



        April 30, 2002

        SEMIANNUAL REPORT



        ALL EQUITY PORTFOLIO

        GROWTH PORTFOLIO

        BALANCED PORTFOLIO

        CONSERVATIVE PORTFOLIO

                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]


Dear Shareholder,

During these six months, investor confidence was tested by concerns about corporate accounting practices and economic weakness. While many investors remain nervous, there's nothing here that challenges the belief that the best way to create wealth is by participating in the financial markets.

The historical record is very clear. You're usually better off in the market than out of it. If you're waiting to find that perfect entry point, you're actually taking one of the biggest risks of all: the risk of losing out on higher long-term returns. Maintaining a diversified portfolio and staying in the market are still the best strategies for reaching your financial goals.

By investing in SchwabFunds,(R) you have already taken an important step in building a portfolio that can help you achieve your financial goals. On behalf of all of us at SchwabFunds, thank you for the trust that you have placed in us.

Sincerely,




/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB
MARKETTRACK PORTFOLIOS(R)


SEMIANNUAL REPORT
November 1, 2001 - April 30, 2002

     1    Market Overview

     5    All Equity

     13   Growth Portfolio

     28   Balanced Portfolio

     43   Conservative Portfolio

     58   Financial Notes

          ----------------------------------------------------------------------

     62   HOW TO READ THIS REPORT

          An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

SHORT RECESSION GIVES WAY TO A LUKEWARM ECONOMIC RECOVERY.

The six months covered by this report saw the U.S. economy showing definite signs of improvement after the brief and mild recession that began in March 2001. However, by the end of the report period the recovery was still relatively tepid, with few economic measures appearing healthy and others still not showing clear signs of improvement.

On the positive side, Gross Domestic Product (GDP), after surprising many economists with a positive fourth quarter 2001, grew at an annualized rate of 5.6% during Q1 2002 (see chart, page 2). In March, consumer confidence posted its largest one-month gain since 1991 but then faltered slightly in April. Also in April, the Institute for Supply Management reported growth in both the manufacturing and non-manufacturing segments of the economy.

[PHOTO OF WAREHOUSE]

However, business investment continued to be lethargic. Orders for durable goods fell 0.6% in March, led by continued weakness in telecom installations and office building construction. After five straight quarters of decline, business spending on equipment and software was flat, potentially indicating a bottom but not yet a return to growth. Much of the GDP growth can be traced to businesses rebuilding


ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes (as represented by indices) during the report period.

[LINE CHART]


                            Lehman Brothers      MSCI
               3 Month       U.S. Aggregate      EAFE            Russell 2000     S&P 500
                T-Bill         Bond Index        Index              Index          Index

 02-Nov-01      0.02              -0.42           1.16               1.15           2.59
 09-Nov-01       0.1               0.04           3.32               2.35           5.72
 16-Nov-01      0.11              -2.01              4               5.48           7.45
 23-Nov-01      0.14              -2.34           3.56               7.15           8.55
 30-Nov-01      0.21              -1.38           3.75               7.74           7.67
 07-Dec-01      0.26              -2.84           5.35              12.55           9.46
 14-Dec-01      0.28              -2.82           1.51              10.27           6.13
 21-Dec-01      0.32              -2.39           1.92              13.26           8.19
 28-Dec-01      0.35              -2.45           3.89              15.58           9.71
 04-Jan-02      0.39              -2.24           6.08              16.91          10.93
 11-Jan-02      0.45              -0.76           2.99              14.75           8.38
 18-Jan-02      0.47              -0.92           1.06              11.11           6.68
 25-Jan-02      0.48              -1.44          -0.04              12.29           7.22
 01-Feb-02      0.51              -1.01          -1.19              12.48           6.28
 08-Feb-02      0.55              -0.68          -2.59               9.38           3.82
 15-Feb-02      0.58              -0.46          -0.15              10.02           4.58
 22-Feb-02      0.61              -0.27          -2.28               9.07           3.22
 01-Mar-02      0.64              -0.66           0.89              12.21           7.36
 08-Mar-02      0.67              -1.79            6.7              17.29          10.43
 15-Mar-02      0.69              -1.98           6.54              17.15          10.61
 22-Mar-02      0.73              -2.07           5.23              17.93           8.95
 29-Mar-02      0.78               -1.9           4.95              18.95           8.92
 05-Apr-02      0.82              -0.93           4.94              16.93           6.58
 12-Apr-02      0.86              -0.69           3.11              21.11           5.47
 19-Apr-02      0.89              -0.46           6.42              21.58           6.81
 26-Apr-02      0.92               0.09           5.41              17.86           2.17
 30-Apr-02      0.93              -0.01           5.53              20.03           2.31

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

     ------------------------------------------------------------------
     Although unemployment rose during most of the report period, it is still not high by historical standards.
     ------------------------------------------------------------------


MARKET OVERVIEW Continued

inventories. However, inventory activity is likely to slow--especially since consumer confidence, after its big March increase, fell again in April as consumers became wary of rising energy prices and tensions in the Mideast.

UNEMPLOYMENT REACHES SEVEN AND A HALF-YEAR HIGH, BUT PACE OF INCREASE SLOWS.

[PHOTO OF MAN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. After dropping a bit in January and February 2002, unemployment rose again in March and April, reaching its highest level since August, 1994. The rise in the unemployment rate has slowed so far in 2002, but continuing claims reached a 20-year high. Until the effects of the economic recovery reach the job market, further increases in unemployment may occur. Meanwhile, inflation remained low, in part because employers have enjoyed extremely strong worker productivity, which has helped stabilize labor costs and consumer prices.

--------------------------------------------------------------------------------

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

Growth of 1.7% in Q4 2001 pleasantly surprised many, as did Q1 2002 growth of 5.6%.

[BAR CHART]

Q2 1992            3.8
Q3 1992            3.1
Q4 1992            5.4
Q1 1993           -0.1
Q2 1993            2.5
Q3 1993            1.8
Q4 1993            6.2
Q1 1994            3.4
Q2 1994            5.7
Q3 1994            2.2
Q4 1994              5
Q1 1995            1.5
Q2 1995            0.8
Q3 1995            3.1
Q4 1995            3.2
Q1 1996            2.9
Q2 1996            6.8
Q3 1996              2
Q4 1996            4.6
Q1 1997            4.4
Q2 1997            5.9
Q3 1997            4.2
Q4 1997            2.8
Q1 1998            6.1
Q2 1998            2.2
Q3 1998            4.1
Q4 1998            6.7
Q1 1999            3.1
Q2 1999            1.7
Q3 1999            4.7
Q4 1999            8.3
Q1 2000            2.3
Q2 2000            5.7
Q3 2000            1.3
Q4 2000            1.9
Q1 2001            1.3
Q2 2001            0.3
Q3 2001           -1.3
Q4 2001            1.7
Q1 2002            5.6


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see an increase in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

     ----------------------------------------------------------------------
     Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.
     ----------------------------------------------------------------------

SLIM GAINS FOR LARGE-CAP STOCKS; SMALL-CAPS, INTERNATIONAL DO WELL.

[PHOTO OF ASSEMBLY LINE]

Signs that an economic recovery was in sight, continued low interest rates, and some positive Q1 2002 earnings surprises were not enough to significantly increase stock prices of large-size U.S. companies (see chart, page 1). One reason appears to have been the high prices of these stocks compared to earnings. Companies have worked to improve earnings by trimming costs, but any sustained earnings improvement will likely come only with stronger demand for goods and services. Lingering concerns over accounting issues, high corporate debt levels, and the excesses of the tech market bubble further undermined investor confidence in large-cap stocks.

In contrast, international stocks performed relatively well for U.S. investors, as gains were amplified by a weakening U.S. dollar. Small-cap companies were a definite bright spot during the period, as investors saw them being less affected by accounting indiscretions and high-valuation concerns. Bonds were flat for the period while Treasuries were slightly positive.
--------------------------------------------------------------------------------
U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose sharply, reaching 6.0% in April 2002--over two percentage points above its three-decade low of 3.9% in 2000.

[LINE CHART]


                US Unemployment Rate
 31-Mar-92       7.4
    Apr-92       7.4
    May-92       7.6
    Jun-92       7.8
    Jul-92       7.7
    Aug-92       7.6
    Sep-92       7.6
    Oct-92       7.3
    Nov-92       7.4
    Dec-92       7.4
    Jan-93       7.3
    Feb-93       7.1
    Mar-93         7
    Apr-93       7.1
    May-93       7.1
    Jun-93         7
    Jul-93       6.9
    Aug-93       6.8
    Sep-93       6.7
    Oct-93       6.8
    Nov-93       6.6
    Dec-93       6.5
    Jan-94       6.8
    Feb-94       6.6
    Mar-94       6.5
    Apr-94       6.4
    May-94       6.1
    Jun-94       6.1
    Jul-94       6.3
    Aug-94         6
    Sep-94       5.8
    Oct-94       5.8
    Nov-94       5.6
    Dec-94       5.5
    Jan-95       5.6
    Feb-95       5.4
    Mar-95       5.3
    Apr-95       5.8
    May-95       5.8
    Jun-95       5.6
    Jul-95       5.6
    Aug-95       5.7
    Sep-95       5.6
    Oct-95       5.5
    Nov-95       5.7
    Dec-95       5.6
    Jan-96       5.6
    Feb-96       5.5
    Mar-96       5.6
    Apr-96       5.5
    May-96       5.6
    Jun-96       5.3
    Jul-96       5.5
    Aug-96       5.1
    Sep-96       5.2
    Oct-96       5.2
    Nov-96       5.3
    Dec-96       5.4
    Jan-97       5.3
    Feb-97       5.3
    Mar-97       5.1
    Apr-97         5
    May-97       4.7
    Jun-97         5
    Jul-97       4.7
    Aug-97       4.9
    Sep-97       4.7
    Oct-97       4.7
    Nov-97       4.6
    Dec-97       4.7
    Jan-98       4.5
    Feb-98       4.6
    Mar-98       4.6
    Apr-98       4.3
    May-98       4.3
    Jun-98       4.5
    Jul-98       4.5
    Aug-98       4.5
    Sep-98       4.5
    Oct-98       4.5
    Nov-98       4.4
    Dec-98       4.3
    Jan-99       4.3
    Feb-99       4.4
    Mar-99       4.2
    Apr-99       4.3
    May-99       4.2
    Jun-99       4.3
    Jul-99       4.3
    Aug-99       4.2
    Sep-99       4.2
    Oct-99       4.1
    Nov-99       4.1
    Dec-99       4.1
    Jan-00         4
    Feb-00       4.1
    Mar-00       4.1
    Apr-00       3.9
    May-00       4.1
    Jun-00         4
    Jul-00         4
    Aug-00       4.1
    Sep-00       3.9
    Oct-00       3.9
    Nov-00         4
    Dec-00         4
    Jan-01       4.2
    Feb-01       4.2
    Mar-01       4.3
    Apr-01       4.5
    May-01       4.4
    Jun-01       4.5
    Jul-01       4.5
    Aug-01       4.9
    Sep-01       4.9
    Oct-01       5.4
    Nov-01       5.6
    Dec-01       5.8
    Jan-02       5.6
    Feb-02       5.5
    Mar-02       5.7
 31-Apr-02         6


This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for the 12 months ended April 30, 2002 (2.5% if food and energy are excluded). ECI rose 3.9% for the 12 months ended March 31, 2002.

[LINE CHART]

                  Consumer                  Employment
Date            Price Index     Date        Cost Index
 31-Mar-92       3.2             Jun-92      3.6
    Apr-92       3.2             Sep-92      3.5
    May-92         3             Dec-92      3.5
    Jun-92       3.1             Mar-93      3.5
    Jul-92       3.2             Jun-93      3.6
    Aug-92       3.1             Sep-93      3.6
    Sep-92         3             Dec-93      3.5
    Oct-92       3.2             Mar-94      3.2
    Nov-92         3             Jun-94      3.2
    Dec-92       2.9             Sep-94      3.2
    Jan-93       3.3             Dec-94        3
    Feb-93       3.2             Mar-95      2.9
    Mar-93       3.1             Jun-95      2.9
    Apr-93       3.2             Sep-95      2.7
    May-93       3.2             Dec-95      2.7
    Jun-93         3             Mar-96      2.8
    Jul-93       2.8             Jun-96      2.9
    Aug-93       2.8             Sep-96      2.8
    Sep-93       2.7             Dec-96      2.9
    Oct-93       2.8             Mar-97      2.9
    Nov-93       2.7             Jun-97      2.8
    Dec-93       2.7             Sep-97        3
    Jan-94       2.5             Dec-97      3.3
    Feb-94       2.5             Mar-98      3.3
    Mar-94       2.5             Jun-98      3.5
    Apr-94       2.4             Sep-98      3.7
    May-94       2.3             Dec-98      3.4
    Jun-94       2.5             Mar-99        3
    Jul-94       2.8             Jun-99      3.2
    Aug-94       2.9             Sep-99      3.1
    Sep-94         3             Dec-99      3.4
    Oct-94       2.6             Mar-00      4.3
    Nov-94       2.7             Jun-00      4.4
    Dec-94       2.7             Sep-00      4.3
    Jan-95       2.8             Dec-00      4.1
    Feb-95       2.9             Mar-01      4.1
    Mar-95       2.9             Jun-01      3.9
    Apr-95       3.1             Sep-01      4.1
    May-95       3.2             Dec-01      4.1
    Jun-95         3             Mar-01      3.9
    Jul-95       2.8
    Aug-95       2.6
    Sep-95       2.5
    Oct-95       2.8
    Nov-95       2.6
    Dec-95       2.5
    Jan-96       2.7
    Feb-96       2.7
    Mar-96       2.8
    Apr-96       2.9
    May-96       2.9
    Jun-96       2.8
    Jul-96         3
    Aug-96       2.9
    Sep-96         3
    Oct-96         3
    Nov-96       3.3
    Dec-96       3.3
    Jan-97         3
    Feb-97         3
    Mar-97       2.8
    Apr-97       2.5
    May-97       2.2
    Jun-97       2.3
    Jul-97       2.2
    Aug-97       2.2
    Sep-97       2.2
    Oct-97       2.1
    Nov-97       1.8
    Dec-97       1.7
    Jan-98       1.6
    Feb-98       1.4
    Mar-98       1.4
    Apr-98       1.4
    May-98       1.7
    Jun-98       1.7
    Jul-98       1.7
    Aug-98       1.6
    Sep-98       1.5
    Oct-98       1.5
    Nov-98       1.5
    Dec-98       1.6
    Jan-99       1.7
    Feb-99       1.6
    Mar-99       1.7
    Apr-99       2.3
    May-99       2.1
    Jun-99         2
    Jul-99       2.1
    Aug-99       2.3
    Sep-99       2.6
    Oct-99       2.6
    Nov-99       2.6
    Dec-99       2.7
    Jan-00       2.7
    Feb-00       3.2
    Mar-00       3.7
    Apr-00         3
    May-00       3.1
    Jun-00       3.7
    Jul-00       3.7
    Aug-00       3.4
    Sep-00       3.5
    Oct-00       3.4
    Nov-00       3.4
    Dec-00       3.4
    Jan-01       3.7
    Feb-01       3.5
    Mar-01       2.9
    Apr-01       3.3
    May-01       3.6
    Jun-01       3.2
    Jul-01       2.7
    Aug-01       2.7
    Sep-01       2.6
    Oct-01       2.1
    Nov-01       1.9
    Dec-01       1.6
    Jan-02       1.1
    Feb-02       1.1
    Mar-02       1.5
 30-Apr-02       1.6


The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

MARKET OVERVIEW Continued

LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

The Federal Reserve (the Fed) now appears likely to keep interest rates low until August, and perhaps longer if the recovery has not gathered sufficient strength by then. As noted earlier, unemployment has shown signs of stabilizing, and the stock market has held its ground in the face of high valuations.

At the same time, we don't expect the recovery to pick up momentum anytime soon. Consumer spending is already strong (atypically, it remained so through most of this past recession), and inventories are already largely back to normal, so further major increases in these areas don't seem likely for now.

Looking forward, we see several factors that could weaken or delay the recovery. A falling dollar could make U.S. securities unattractive to foreign investors. Consumer spending may at last falter. The war against terrorism could involve unexpected costs, and threats to world political stability could drive up petroleum prices. Concerns over accounting issues continue to hover over the markets and earnings could be lower as companies adopt more conservative accounting methods. In spite of these issues, however, the overall economic outlook remains positive.

[PHOTO OF PEOPLE AT MALL]
--------------------------------------------------------------------------------
S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index

The earnings portion of the P/E ratio further deteriorated during the report period. Consequently, the P/E ratio increased rapidly before declining in April to 46.3--significantly above its 30-year average of 17.0.

[LINE CHART]

                S&P 500      30 Year
               P/E Ratio     Average
 31-Mar-92       25.51        16.97
    Apr-92       26.03        16.97
    May-92       25.22        16.97
    Jun-92       25.23        16.97
    Jul-92       26.08        16.97
    Aug-92       24.22        16.97
    Sep-92        24.7        16.97
    Oct-92       24.64        16.97
    Nov-92        23.8        16.97
    Dec-92       24.31        16.97
    Jan-93       24.29        16.97
    Feb-93       24.44        16.97
    Mar-93       23.48        16.97
    Apr-93       22.92        16.97
    May-93       22.96        16.97
    Jun-93        22.9        16.97
    Jul-93       22.91        16.97
    Aug-93       24.21        16.97
    Sep-93       23.77        16.97
    Oct-93       24.04        16.97
    Nov-93       22.52        16.97
    Dec-93       22.95        16.97
    Jan-94       22.98        16.97
    Feb-94       21.17        16.97
    Mar-94       20.34        16.97
    Apr-94        20.1        16.97
    May-94       20.16        16.97
    Jun-94       19.77        16.97
    Jul-94       18.63        16.97
    Aug-94       18.91        16.97
    Sep-94       18.32        16.97
    Oct-94       17.51        16.97
    Nov-94       16.56        16.97
    Dec-94       16.98        16.97
    Jan-95       16.05        16.97
    Feb-95       16.22        16.97
    Mar-95       16.47        16.97
    Apr-95          16        16.97
    May-95       16.45        16.97
    Jun-95       16.77        16.97
    Jul-95       16.61        16.97
    Aug-95       16.18        16.97
    Sep-95       16.85        16.97
    Oct-95       16.18        16.97
    Nov-95       17.86        16.97
    Dec-95       17.41        16.97
    Jan-96       18.29        16.97
    Feb-96       18.57        16.97
    Mar-96       18.94        16.97
    Apr-96       19.16        16.97
    May-96       19.48        16.97
    Jun-96        19.3        16.97
    Jul-96       18.31        16.97
    Aug-96       18.62        16.97
    Sep-96       19.73        16.97
    Oct-96       19.59        16.97
    Nov-96       21.06        16.97
    Dec-96       20.77        16.97
    Jan-97       20.52        16.97
    Feb-97       20.95        16.97
    Mar-97       19.87        16.97
    Apr-97       20.23        16.97
    May-97       21.45        16.97
    Jun-97       22.44        16.97
    Jul-97       23.99        16.97
    Aug-97       22.74        16.97
    Sep-97          24        16.97
    Oct-97       22.84        16.97
    Nov-97       24.12        16.97
    Dec-97       24.53        16.97
    Jan-98       25.03        16.97
    Feb-98       26.49        16.97
    Mar-98       27.98        16.97
    Apr-98       26.69        16.97
    May-98       26.15        16.97
    Jun-98       27.27        16.97
    Jul-98       26.94        16.97
    Aug-98        22.9        16.97
    Sep-98       24.35        16.97
    Oct-98       28.07        16.97
    Nov-98       30.31        16.97
    Dec-98       32.15        16.97
    Jan-99        33.9        16.97
    Feb-99       32.64        16.97
    Mar-99       33.92        16.97
    Apr-99        33.9        16.97
    May-99       32.74        16.97
    Jun-99        34.7        16.97
    Jul-99       31.31        16.97
    Aug-99       31.21        16.97
    Sep-99       30.39        16.97
    Oct-99       30.41        16.97
    Nov-99       30.65        16.97
    Dec-99       32.53        16.97
    Jan-00       29.78        16.97
    Feb-00       28.59        16.97
    Mar-00        31.5        16.97
    Apr-00       29.41        16.97
    May-00       28.82        16.97
    Jun-00       29.31        16.97
    Jul-00       28.94        16.97
    Aug-00       30.35        16.97
    Sep-00       28.64        16.97
    Oct-00        27.5        16.97
    Nov-00       25.42        16.97
    Dec-00       25.39        16.97
    Jan-02       27.96        16.97
    Feb-02       25.32        16.97
    Mar-02        24.1        16.97
    Apr-02       28.14        16.97
    May-02       28.58        16.97
    Jun-02       28.77        16.97
    Jul-02       33.36        16.97
    Aug-02       31.32        16.97
    Sep-02       34.22        16.97
    Oct-02       41.31        16.97
    Nov-02       46.05        16.97
    Dec-02        48.3        16.97
    Jan-02       60.74        16.97
    Feb-02        60.6        16.97
    Mar-02       62.26        16.97
 30-Apr-02       46.28        16.97


P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.


YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries


The report period saw the last of the Fed's long string of interest rate cuts, which boosted prices modestly and left yields at very low levels.

[LINE CHART]

                5 Yr       10 Yr
             Treasuries  Treasuries
 31-Mar-92      6.92       7.53
    Apr-92      6.88       7.58
    May-92       6.6       7.32
    Jun-92      6.27       7.12
    Jul-92      5.82       6.71
    Aug-92      5.58        6.6
    Sep-92      5.32       6.35
    Oct-92      5.89       6.79
    Nov-92      6.22       6.94
    Dec-92      5.99       6.69
    Jan-93      5.55       6.36
    Feb-93      5.21       6.02
    Mar-93      5.24       6.02
    Apr-93      5.11       6.01
    May-93      5.37       6.15
    Jun-93      5.05       5.78
    Jul-93      5.15       5.81
    Aug-93      4.79       5.45
    Sep-93      4.77       5.38
    Oct-93      4.85       5.43
    Nov-93      5.16       5.82
    Dec-93      5.21       5.79
    Jan-94      5.02       5.64
    Feb-94      5.57       6.13
    Mar-94      6.23       6.74
    Apr-94      6.64       7.04
    May-94      6.76       7.15
    Jun-94      6.95       7.32
    Jul-94      6.73       7.11
    Aug-94       6.8       7.17
    Sep-94      7.28        7.6
    Oct-94      7.49       7.81
    Nov-94      7.79       7.91
    Dec-94      7.83       7.82
    Jan-95      7.51       7.58
    Feb-95      7.04        7.2
    Mar-95      7.07        7.2
    Apr-95      6.88       7.06
    May-95      6.05       6.28
    Jun-95      5.97        6.2
    Jul-95      6.16       6.43
    Aug-95      6.07       6.28
    Sep-95      6.02       6.18
    Oct-95      5.81       6.02
    Nov-95      5.52       5.74
    Dec-95      5.38       5.57
    Jan-96      5.24       5.58
    Feb-96      5.73        6.1
    Mar-96      6.09       6.33
    Apr-96      6.41       6.67
    May-96      6.63       6.85
    Jun-96      6.46       6.71
    Jul-96      6.57       6.79
    Aug-96      6.73       6.94
    Sep-96      6.46        6.7
    Oct-96      6.07       6.34
    Nov-96      5.83       6.04
    Dec-96      6.21       6.42
    Jan-97      6.25       6.49
    Feb-97      6.39       6.55
    Mar-97      6.75        6.9
    Apr-97      6.57       6.72
    May-97       6.5       6.66
    Jun-97      6.38        6.5
    Jul-97       5.9       6.01
    Aug-97      6.22       6.34
    Sep-97      5.99        6.1
    Oct-97      5.71       5.83
    Nov-97      5.84       5.87
    Dec-97      5.71       5.74
    Jan-98      5.38       5.51
    Feb-98      5.59       5.62
    Mar-98      5.62       5.65
    Apr-98      5.64       5.67
    May-98      5.55       5.55
    Jun-98      5.47       5.45
    Jul-98       5.5       5.49
    Aug-98       4.8       4.98
    Sep-98      4.22       4.42
    Oct-98      4.23       4.61
    Nov-98      4.48       4.71
    Dec-98      4.54       4.65
    Jan-99      4.55       4.65
    Feb-99      5.22       5.29
    Mar-99       5.1       5.24
    Apr-99      5.21       5.35
    May-99      5.58       5.62
    Jun-99      5.65       5.78
    Jul-99      5.79        5.9
    Aug-99      5.87       5.97
    Sep-99      5.75       5.88
    Oct-99      5.96       6.02
    Nov-99      6.11       6.19
    Dec-99      6.34       6.44
    Jan-00      6.68       6.67
    Feb-00       6.6       6.41
    Mar-00      6.31          6
    Apr-00      6.54       6.21
    May-00      6.52       6.27
    Jun-00      6.19       6.03
    Jul-00      6.15       6.03
    Aug-00      5.97       5.73
    Sep-00      5.85        5.8
    Oct-00      5.81       5.75
    Nov-00      5.43       5.47
    Dec-00      4.98       5.11
    Jan-01      4.77       5.11
    Feb-01      4.66        4.9
    Mar-01      4.56       4.92
    Apr-01      4.89       5.34
    May-01      4.91       5.38
    Jun-01      4.95       5.41
    Jul-01      4.53       5.05
    Aug-01      4.38       4.83
    Sep-01       3.8       4.59
    Oct-01      3.48       4.23
    Nov-01      4.06       4.75
    Dec-01       4.3       5.05
    Jan-02      4.37       5.03
    Feb-02      4.19       4.88
    Mar-02      4.81        5.4
 30-Apr-02      4.41       5.09


Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

     This portfolio could be appropriate for investors seeking a composite of U.S. and international stock market performance in a single fund.

SCHWAB

MARKETTRACK ALL EQUITY PORTFOLIO

[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios.(R) Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


TICKER SYMBOL          SWEGX

[GRAPHIC]

                            INVESTMENT STYLE 1
MARKET CAP 1             VALUE      BLEND    GROWTH

 LARGE                    / /        /X/       / /
 MEDIUM                   / /        / /       / /
 SMALL                    / /        / /       / /

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.

MANAGER'S PERSPECTIVE

EQUITY MARKETS STRUGGLED DURING THE REPORT PERIOD AS INVESTORS CONTINUED TO AVOID STOCKS. Reasons for this included the weak economy, accounting concerns and the ongoing conflicts in the Middle East. While most of the major market indices posted small gains during the report period, the environment weakened noticeably during the last three months. However, the fund posted a modest gain for the period, outperforming the S&P 500(R) Index but underperforming the All Equity Composite Index.

EXPOSURE TO SMALL- AND MID-CAP STOCKS ENHANCED THE PORTFOLIO'S PERFORMANCE,AS THESE TYPES OF STOCKS WERE THE BEST PERFORMERS. In terms of style, value stocks outperformed growth stocks. International stocks, also a component of the portfolio, posted solid returns for the period.

AS A POTENTIAL ECONOMIC RECOVERY MATERIALIZES, THE QUESTION FOR INVESTORS IS WHETHER IT WILL BE STRONG ENOUGH TO IMPROVE THE CLIMATE FOR STOCKS. Maintaining exposure to all major equity market segments, as the portfolio does, can be prudent during periods when it is unclear which types of stocks may outperform going forward.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the portfolio with the S&P 500 Index based on P/E, P/B and median market cap. The assessment reflects the portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

ALL EQUITY PORTFOLIO


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the portfolio with the S&P 500(R) Index and the All Equity Composite Index.

[BAR CHART]

                                                    S&P 500            ALL EQUITY
                                 PORTFOLIO 1         INDEX          COMPOSITE INDEX 2
                                 -----------         -----          -----------------
Total Return
 6 MONTHS 3                        5.88%             2.31%               7.56%
 1 YEAR                          (10.02%)          (12.63%)             (8.85%)
 SINCE INCEPTION 5/20/98          (0.07%)            0.31%                 --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the S&P 500 Index and the All Equity Composite Index.

[BAR CHART]

                                                 ALL EQUITY
                                S&P 500           COMPOSITE
              PORTFOLIO 1        INDEX             INDEX 2
              -----------       -------          -----------
 20-May-98     $10,000          $10,000
    May-98     $ 9,850          $ 9,751            $10,000
    Jun-98     $10,050          $10,147            $10,121
    Jul-98     $ 9,810          $10,039            $ 9,899
    Aug-98     $ 8,330          $ 8,590            $ 8,329
    Sep-98     $ 8,610          $ 9,140            $ 8,570
    Oct-98     $ 9,280          $ 9,883            $ 9,123
    Nov-98     $ 9,800          $10,482            $ 9,649
    Dec-98     $10,303          $11,086            $10,192
    Jan-99     $10,483          $11,549            $10,385
    Feb-99     $10,041          $11,190            $ 9,955
    Mar-99     $10,383          $11,638            $10,279
    Apr-99     $10,896          $12,088            $10,799
    May-99     $10,664          $11,803            $10,643
    Jun-99     $11,197          $12,458            $11,254
    Jul-99     $11,137          $12,069            $11,199
    Aug-99     $11,056          $12,009            $11,100
    Sep-99     $11,006          $11,680            $11,011
    Oct-99     $11,539          $12,419            $11,456
    Nov-99     $11,971          $12,672            $12,125
    Dec-99     $12,885          $13,418            $13,316
    Jan-00     $12,162          $12,744            $12,827
    Feb-00     $12,498          $12,503            $13,683
    Mar-00     $13,159          $13,726            $14,110
    Apr-00     $12,610          $13,313            $13,395
    May-00     $12,223          $13,040            $12,932
    Jun-00     $12,752          $13,362            $13,618
    Jul-00     $12,386          $13,154            $13,299
    Aug-00     $13,098          $13,971            $14,126
    Sep-00     $12,477          $13,233            $13,530
    Oct-00     $12,274          $13,177            $13,146
    Nov-00     $11,378          $12,139            $12,069
    Dec-00     $11,736          $12,198            $12,581
    Jan-01     $11,996          $12,632            $12,871
    Feb-01     $10,967          $11,480            $11,792
    Mar-01     $10,302          $10,752            $10,964
    Apr-01     $11,081          $11,587            $11,836
    May-01     $11,061          $11,665            $11,861
    Jun-01     $10,925          $11,381            $11,675
    Jul-01     $10,655          $11,270            $11,358
    Aug-01     $10,187          $10,564            $10,844
    Sep-01     $ 9,179          $ 9,711            $ 9,675
    Oct-01     $ 9,418          $ 9,896            $10,030
    Nov-01     $10,000          $10,655            $10,681
    Dec-01     $10,205          $10,749            $10,948
    Jan-02     $ 9,887          $10,592            $10,688
    Feb-02     $ 9,728          $10,388            $10,489
    Mar-02     $10,258          $10,778            $11,050
 30-Apr-02     $ 9,972          $10,125            $10,788

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The All Equity Composite Index is composed of Morningstar category averages and is calculated using the following portion allocations: 45% large-cap stocks, 25% small-cap stocks and 30% foreign stocks. As of 4/30/02, the total number of funds in the Large-Cap Blend, Small-Cap Blend and Foreign Stock Fund categories for the 6-month and one-year periods was 1,363, 271, 901 and 1,312, 261,853 respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

3  Not annualized.

PORTFOLIO FACTS

TOP HOLDINGS 1 as of 4/30/02

(1)  SCHWAB S&P 500 FUND-SELECT SHARES       44.3%
(2)  SCHWAB INTERNATIONAL INDEX FUND(R)-
        SELECT SHARES                        30.2%
(3)  SCHWAB SMALL-CAP INDEX FUND(R)-
        SELECT SHARES                        25.2%
----------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                99.7%

STATISTICS as of 4/30/02

                                               PEER GROUP
                                  PORTFOLIO     AVERAGE 2
----------------------------------------------------------
Number of Holdings                      5             218
----------------------------------------------------------
Median Market Cap ($ Mil)         $39,704         $44,258
----------------------------------------------------------
Price/Earnings (P/E) Ratio           28.9            30.6
----------------------------------------------------------
Price/Book (P/B) Ratio                4.4             5.1
----------------------------------------------------------
12-Month Yield                       0.56%           0.44%
----------------------------------------------------------
Portfolio Turnover Rate 3               4%             93%
----------------------------------------------------------
Three-Year Beta                      0.89            0.95
----------------------------------------------------------

EXPENSE RATIO as of 4/30/02

[BAR CHART]

PORTFOLIO               0.05% 4
PEER GROUP AVERAGE      1.22% 2





PORTFOLIO WEIGHTINGS as of 4/30/02

This shows the composition by asset class of the fund's portfolio as of the report date.

ASSET MIX

[PIE CHART]

 1  44.3%     Large-Cap Stocks
 2  30.2%     International Stocks
 3  25.2%     Small-Cap Stocks
 4  0.3%     Short Term Investments


TARGET MIX

[PIE CHART]

 1  45.0%     Large-Cap Stocks
 2  30.0%     International Stocks
 3  25.0%     Small-Cap Stocks


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK ALL EQUITY PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section,HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                 11/1/01-   11/1/00-   11/1/99-    11/1/98-    5/19/98 1-
                                                 4/30/02    10/31/01   10/31/00    10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------
PER - SHARE DATA ($)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            9.06       12.06      11.48        9.28        10.00
                                                 --------------------------------------------------------
Income or loss from investment operations:
  Net investment income or loss                   0.07        0.22       0.04        0.03        (0.01)
  Net realized and unrealized gains or losses     0.46       (2.99)      0.69        2.22        (0.71)
                                                 --------------------------------------------------------
  Total income or loss from investment
    operations                                    0.53       (2.77)      0.73        2.25        (0.72)

Less distributions:
  Dividends from net investment income           (0.05)      (0.18)     (0.01)      (0.01)          --
  Dividends in excess of net investment income      --       (0.04)     (0.04)      (0.04)          --
  Distributions from net realized gains          (0.14)      (0.01)     (0.10)         --           --
                                                 --------------------------------------------------------
  Total distributions                            (0.19)      (0.23)     (0.15)      (0.05)          --
                                                 --------------------------------------------------------
Net asset value at end of period                  9.40        9.06      12.06       11.48         9.28
                                                 --------------------------------------------------------
Total return (%)                                  5.88 2    (23.27)      6.37       24.34        (7.20) 2

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 5                            0.50 3      0.50       0.56 4      0.54         0.39 3
Expense reductions reflected in above ratio       0.26 3      0.27       0.27        0.43         0.74 3
Ratio of net investment income or loss to
  average net assets                              1.54 3      1.93       0.05        0.13        (0.36) 3
Portfolio turnover rate                              4           5          3           6            2
Net assets, end of period ($ x 1,000,000)          450         405        441         203          117

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

5 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top holding

 =   Collateral for open futures contracts

 /   Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.7%   OTHER INVESTMENT COMPANIES
         Market Value: $448,177
         Cost: $524,301

  0.3%   SHORT TERM INVESTMENT
         Market Value: $1,380
         Cost: $1,380

  0.0%   U.S. TREASURY OBLIGATION
         Market Value: $100
         Cost: $100

--------------------------------------

100.0%   TOTAL INVESTMENTS
         Market Value: $449,657
         Cost: $525,781

OTHER INVESTMENT COMPANIES
99.7% of investments


                                                    MKT. VALUE
SECURITY AND NUMBER OF SHARES                      ($ x 1,000)

/=(2) Schwab International Index
       Fund(R), Select Shares   10,718,316           135,908
/=(1) Schwab S&P 500 Fund,
       Select Shares   11,953,036                    199,257
/=(3) Schwab Small-Cap Index Fund(R),
       Select Shares   6,421,143                     113,012
                                                     -------
                                                     448,177

SHORT TERM INVESTMENT
0.3% of investments


SECURITY                      FACE VALUE   MKT. VALUE
  RATE, MATURITY DATE         ($ x 1,000)  ($ x 1,000)

Wachovia Bank NA, Grand
Cayman Time Deposit,
  1.17%, 5/1/02                  1,380        1,380

U.S. TREASURY OBLIGATION
0.0% of investments

=U.S. Treasury Bill,
  1.80%, 06/20/02                  100          100

-------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the fist page of holdings for this fund.

See the Financial Notes, which are integral to this information.

MARKETTRACK ALL EQUITY PORTFOLIO -- FINANCIALS


Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
----------------------------------------------------------------------------------
Investments, at market value                                           $449,657 a
Receivables:
  Fund shares sold                                                          335
  Investments sold                                                          281
  Most recent daily change in value of futures                               18
Prepaid expenses                                                    +        28
                                                                    --------------
TOTAL ASSETS                                                            450,319

LIABILITIES
----------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                      355
  Investment adviser and administrator fees                                   7
  Transfer agent and shareholder service fees                                 9
Accrued expenses                                                    +        84
                                                                    --------------
TOTAL LIABILITIES                                                           455

NET ASSETS
----------------------------------------------------------------------------------
TOTAL ASSETS                                                            450,319
TOTAL LIABILITIES                                                   -       455
                                                                    --------------
NET ASSETS                                                             $449,864

NET ASSETS BY SOURCE
Capital received from investors                                         532,598
Distributions in excess of net investment income                           (706)
Net realized capital losses                                              (5,764)
Net unrealized capital losses                                           (76,264) b

NET ASSET VALUE (NAV)

                                  SHARES
NET ASSETS    (DIVIDED BY)      OUTSTANDING          =      NAV
 $449,864                          47,879                  $9.40

a The fund paid $525,781 for these securities. Not counting short-term obligations and government securities, the fund paid $47,112 for securities during the report period and received $19,382 from securities it sold or that matured.

   Percent of fund shares of other Schwab funds owned as of the end of the report period:

     SCHWAB EQUITY INDEX FUNDS

     S&P 500 Fund                   2.6%
     Small-Cap Index Fund(R)        6.1%
     International Index Fund(R)   10.9%


b These derive from investments and futures. As of the report date, the fund had six open S&P 500 futures contracts due to expire on June 21, 2002, with a contract value of $1,616 and unrealized losses of $140.

-------------------------------------------------------------------------------

FEDERAL TAX DATA

     COST BASIS OF PORTFOLIO                      $529,497
     NET UNREALIZED GAINS AND LOSSES:
     Gains                                        $  3,611
     Losses                                    +   (83,591)
                                               ------------
                                                  ($79,980)

-------------------------------------------------------------------------------

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002, unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                              $ 4,469
Interest                                                            +       11
                                                                    ------------
TOTAL INVESTMENT INCOME                                                  4,480

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                 (1,600)
Net realized gains from underlying funds                                 3,645
Net realized gains on futures contracts                             +      190
                                                                    ------------
NET REALIZED GAINS                                                       2,235

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                     18,066
Net unrealized losses on futures contracts                          +     (171)
                                                                    ------------
NET UNREALIZED GAINS                                                    17,895

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  965 a
Transfer agent and shareholder service fees                                548 b
Trustees' fees                                                               5 c
Custodian fees                                                              22
Portfolio accounting fees                                                   30
Professional fees                                                           14
Registration fees                                                           17
Shareholder reports                                                         57
Other expenses                                                      +        6
                                                                    ------------
Total expenses                                                           1,664
Expense reduction                                                   -      568 d
                                                                    ------------
NET EXPENSES                                                             1,096

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                  4,480
NET EXPENSES                                                        -    1,096
                                                                    ------------
NET INVESTMENT INCOME                                                    3,384
NET REALIZED GAINS                                                       2,235 e
NET UNREALIZED GAINS                                                +   17,895 e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $23,514

a Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $20,130.


See the Financial Notes, which are integral to this information.

MARKETTRACK ALL EQUITY PORTFOLIO -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000. Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
---------------------------------------------------------------------------------
                                        11/1/01-4/30/02        11/1/00-10/31/01

Net investment income                           $ 3,384               $   8,361
Net realized gains or losses                      2,235                    (793)
Net unrealized gains or losses               +   17,895                (122,932)
                                             ------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                  23,514                (115,364)

DISTRIBUTIONS PAID
---------------------------------------------------------------------------------
Dividends from net investment income              2,429                   6,844
Dividends in excess of net investment
  income                                             --                   1,661
Distributions from net realized gains        +    6,416                     446
                                             ------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID          $ 8,845               $   8,951

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                             11/1/01-4/30/02        11/1/00-10/31/01
                         QUANTITY         VALUE     QUANTITY     VALUE

Shares sold                 6,694      $ 63,507     16,153    $169,941
Shares reinvested             911         8,668        796       8,777
Shares redeemed         +  (4,476)      (42,427)    (8,806)    (90,448)
                        ----------------------------------------------
NET INCREASE                3,129      $ 29,748      8,143    $ 88,270


SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                               11/1/01-4/30/02       11/1/00-10/31/01
                            SHARES    NET ASSETS    SHARES  NET ASSETS
Beginning of period         44,750      $405,447    36,607    $441,492
Total increase or
  decrease               +   3,129        44,417     8,143     (36,045) a
                         ---------------------------------------------
END OF PERIOD               47,879      $449,864    44,750    $405,447  b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

b Includes distributions in excess of net investment income in the amount of $706 and $1,661 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

     This portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

SCHWAB

MARKETTRACK
GROWTH PORTFOLIO

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios.(R) Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.


TICKER SYMBOL      SWHGX

[GRAPHIC]

                       INVESTMENT STYLE 1
MARKET CAP 1      VALUE      BLEND      GROWTH
 LARGE             / /        /X/         / /
 MEDIUM            / /        / /         / /
 SMALL             / /        / /         / /

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

MANAGERS' PERSPECTIVE

EQUITY MARKETS STRUGGLED DURING THE REPORT PERIOD AS INVESTORS CONTINUED TO AVOID STOCKS. Reasons for this included the weak economy, accounting concerns and the ongoing conflicts in the Middle East. While most of the major market indices posted small gains during the period, the environment weakened noticeably during the last three months. However, the fund posted a modest gain, outperforming the S&P 500(R) Index but underperforming the Growth Composite II Index for the report period.

EXPOSURE TO SMALL- AND MID-CAP STOCKS ENHANCED THE PORTFOLIO'S PERFORMANCE, as these types of stocks were the best performers. In terms of style, value stocks outperformed growth stocks. International stocks also posted solid returns for the period. For the first time in 18 months, U.S. stocks, as measured by the S&P 500 index, outperformed bonds, as measured by the Lehman Aggregate Index, over a six-month period.

AS A POTENTIAL ECONOMIC RECOVERY MATERIALIZES, THE QUESTION FOR INVESTORS IS WHETHER IT WILL BE STRONG ENOUGH TO IMPROVE THE CLIMATE FOR STOCKS. Maintaining exposure to all major asset class segments, as the portfolio does, can be prudent during periods when it is unclear which types of stocks or asset classes may outperform going forward. In addition, the portfolio's bond and cash holdings may help cushion the effects of stock market volatility.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the portfolio with the S&P 500 Index based on P/E, P/B and median market cap. The assessment reflects the portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

GROWTH PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the portfolio with the S&P 500(R) Index, the Lehman Brothers U.S. Aggregate Bond Index and the Growth Composite Index II.

[BAR CHART]

                                                              LEHMAN BROTHERS        GROWTH
                                                S&P 500        U.S. AGGREGATE       COMPOSITE
                              PORTFOLIO 1        INDEX           BOND INDEX         INDEX II 2
                              -----------        -----           ----------         ----------
Total Return
 6 MONTHS 3                      4.47%            2.31%            (0.01%)              6.13%
 1 YEAR                         (6.69%)         (12.63%)            7.84%              (5.92%)
 5 YEARS                         6.83%            7.55%             7.66%               7.33%
 SINCE INCEPTION 11/20/95        8.33%           11.20%             6.98%                 --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index and the Growth Composite Index II.

[LINE CHART]

                                               LEHMAN BROTHERS       GROWTH
                                   S&P 500      U.S. AGGREGATE      COMPOSITE
                 PORTFOLIO 1        INDEX         BOND INDEX       INDEX II 2
                 -----------        -----         ----------       ----------
20-Nov-95         $10,000          $10,000         $10,000
   Nov-95         $10,080          $10,104         $10,076          $10,000
   Dec-95         $10,292          $10,299         $10,217          $10,175
   Jan-96         $10,442          $10,649         $10,285          $10,338
   Feb-96         $10,533          $10,748         $10,106          $10,475
   Mar-96         $10,623          $10,852         $10,035          $10,601
   Apr-96         $10,803          $11,011         $ 9,979          $10,909
   May-96         $10,954          $11,294         $ 9,959          $11,090
   Jun-96         $10,934          $11,337         $10,092          $11,031
   Jul-96         $10,523          $10,836         $10,120          $10,574
   Aug-96         $10,733          $11,064         $10,102          $10,839
   Sep-96         $11,184          $11,686         $10,278          $11,230
   Oct-96         $11,324          $12,009         $10,506          $11,281
   Nov-96         $11,896          $12,917         $10,686          $11,762
   Dec-96         $11,784          $12,661         $10,587          $11,740
   Jan-97         $12,008          $13,451         $10,620          $12,018
   Feb-97         $12,028          $13,557         $10,646          $11,977
   Mar-97         $11,692          $13,001         $10,528          $11,680
   Apr-97         $12,038          $13,776         $10,686          $11,864
   May-97         $12,793          $14,614         $10,787          $12,603
   Jun-97         $13,313          $15,268         $10,916          $13,083
   Jul-97         $14,087          $16,482         $11,210          $13,758
   Aug-97         $13,618          $15,559         $11,115          $13,383
   Sep-97         $14,301          $16,410         $11,280          $14,062
   Oct-97         $13,853          $15,862         $11,443          $13,545
   Nov-97         $14,098          $16,597         $11,496          $13,610
   Dec-97         $14,259          $16,882         $11,612          $13,742
   Jan-98         $14,410          $17,070         $11,761          $13,843
   Feb-98         $15,220          $18,300         $11,751          $14,632
   Mar-98         $15,738          $19,237         $11,791          $15,210
   Apr-98         $15,846          $19,432         $11,852          $15,359
   May-98         $15,576          $19,097         $11,965          $15,114
   Jun-98         $15,868          $19,873         $12,067          $15,274
   Jul-98         $15,555          $19,662         $12,092          $15,018
   Aug-98         $13,729          $16,823         $12,289          $13,138
   Sep-98         $14,194          $17,901         $12,577          $13,477
   Oct-98         $15,080          $19,357         $12,510          $14,159
   Nov-98         $15,760          $20,530         $12,581          $14,828
   Dec-98         $16,422          $21,712         $12,619          $15,502
   Jan-99         $16,718          $22,620         $12,709          $15,752
   Feb-99         $16,103          $21,916         $12,486          $15,189
   Mar-99         $16,576          $22,793         $12,555          $15,605
   Apr-99         $17,224          $23,675         $12,595          $16,248
   May-99         $16,916          $23,116         $12,484          $16,033
   Jun-99         $17,586          $24,399         $12,444          $16,764
   Jul-99         $17,465          $23,638         $12,392          $16,703
   Aug-99         $17,355          $23,520         $12,386          $16,586
   Sep-99         $17,290          $22,875         $12,530          $16,512
   Oct-99         $17,982          $24,323         $12,576          $17,051
   Nov-99         $18,520          $24,817         $12,575          $17,863
   Dec-99         $19,602          $26,279         $12,514          $19,270
   Jan-00         $18,730          $24,960         $12,473          $18,696
   Feb-00         $19,155          $24,487         $12,624          $19,738
   Mar-00         $20,049          $26,882         $12,791          $20,258
   Apr-00         $19,389          $26,073         $12,754          $19,415
   May-00         $18,931          $25,539         $12,747          $18,873
   Jun-00         $19,635          $26,169         $13,012          $19,740
   Jul-00         $19,233          $25,761         $13,131          $19,395
   Aug-00         $20,206          $27,361         $13,321          $20,393
   Sep-00         $19,456          $25,917         $13,405          $19,727
   Oct-00         $19,255          $25,808         $13,493          $19,286
   Nov-00         $18,148          $23,774         $13,715          $18,074
   Dec-00         $18,660          $23,891         $13,970          $18,747
   Jan-01         $19,052          $24,739         $14,198          $19,143
   Feb-01         $17,758          $22,483         $14,321          $17,891
   Mar-01         $16,938          $21,057         $14,393          $16,898
   Apr-01         $17,955          $22,693         $14,332          $17,961
   May-01         $18,001          $22,845         $14,418          $18,006
   Jun-01         $17,851          $22,290         $14,473          $17,788
   Jul-01         $17,574          $22,072         $14,797          $17,461
   Aug-01         $16,973          $20,690         $14,967          $16,864
   Sep-01         $15,667          $19,018         $15,141          $15,424
   Oct-01         $16,037          $19,382         $15,457          $15,922
   Nov-01         $16,823          $20,868         $15,244          $16,717
   Dec-01         $17,086          $21,052         $15,147          $17,035
   Jan-02         $16,706          $20,744         $15,269          $16,724
   Feb-02         $16,492          $20,344         $15,417          $16,499
   Mar-02         $17,157          $21,109         $15,161          $17,171
30-Apr-02         $16,753          $19,830         $15,456          $16,897


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The Growth Composite Index II is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash. As of 4/30/02, the total number of funds in the Large-Cap Blend, Small-Cap Blend, Foreign Stock and Intermediate-Term Bond Fund categories for the 6-month, one- and five-year periods was 1,363, 271, 901, 670; 1,312, 261, 853, 629; and 569,
   123, 422, 383, respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

3  Not annualized.

PORTFOLIO FACTS


TOP TEN HOLDINGS 1 as of 4/30/02

 (1) SCHWAB S&P 500 FUND-SELECT SHARES               22.8%
 (2) SCHWAB INTERNATIONAL INDEX FUND(R)-
        SELECT SHARES                                20.1%
 (3) SCHWAB SMALL-CAP INDEX FUND(R)-
        SELECT SHARES                                20.1%
 (4) SCHWAB TOTAL BOND MARKET INDEX FUND             15.1%
 (5) SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
        INVESTOR SHARES                               4.9%
 (6) GENERAL ELECTRIC CO.                             0.5%
 (7) MICROSOFT CORP.                                  0.5%
 (8) EXXON MOBIL CORP.                                0.5%
 (9) WAL-MART STORES, INC.                            0.4%
(10) PFIZER, INC.                                     0.4%
----------------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS                 85.3%


STATISTICS as of 4/30/02

                                                  PEER GROUP
                                  PORTFOLIO        AVERAGE 2
------------------------------------------------------------
Number of Holdings                     506              218
------------------------------------------------------------
Median Market Cap ($ Mil)          $34,736          $44,258
------------------------------------------------------------
Price/Earnings (P/E) Ratio            28.9             30.6
------------------------------------------------------------
Price/Book (P/B) Ratio                 4.5              5.1
------------------------------------------------------------
12-Month Yield                        1.67%            0.44%
------------------------------------------------------------
Portfolio Turnover Rate 3                5%              93%
------------------------------------------------------------
Three-Year Beta                       0.72             0.95
------------------------------------------------------------


EXPENSE RATIO as of 4/30/02

[BAR CHART]

PORTFOLIO                0.50% 4
PEER GROUP AVERAGE       1.22% 2


PORTFOLIO WEIGHTINGS as of 4/30/02

This shows the composition by asset class of the fund's portfolio as of the report date.

ASSET MIX

[PIE CHART]

1   39.8%    Large-Cap Stocks
2   20.1%    International Stocks
3   20.1%    Small-Cap Stocks
4   15.1%    Bonds
5    4.9%    Short Term Investments

TARGET MIX

[PIE CHART]

1   40.0%    Large-Cap Stocks
2   20.0%    Small-Cap Stocks
3   20.0%    International Stocks
4   15.0%    Bonds
5    5.0%    Short Term Investments

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                         11/1/01-     11/1/00-     11/1/99-     11/1/98-     11/1/97-     11/1/96-
                                                          4/30/02     10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     13.88        17.22        16.37        13.96        13.59        11.30
                                                         -------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                                   0.16         0.41         0.22         0.18         0.16         0.17
    Net realized and unrealized gains or losses             0.47        (3.22)        0.94         2.48         0.99         2.32
                                                         -------------------------------------------------------------------------
    Total income or loss from investment
       operations                                           0.63        (2.81)        1.16         2.66         1.15         2.49
Less distributions:
Dividends from net investment income                       (0.24)       (0.44)       (0.18)       (0.22)       (0.16)       (0.20)
Distributions from net realized gains                      (0.16)       (0.09)       (0.13)       (0.03)       (0.62)        --
                                                         -------------------------------------------------------------------------
Total distributions                                        (0.40)       (0.53)       (0.31)       (0.25)       (0.78)       (0.20)
                                                         -------------------------------------------------------------------------
Net asset value at end of period                           14.11        13.88        17.22        16.37        13.96        13.59
                                                         -------------------------------------------------------------------------
Total return (%)                                            4.47 2     (16.71)        7.08        19.24         8.85        22.33

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets 4                                     0.50 3       0.50         0.56 1       0.58         0.60         0.75
Expense reductions reflected in above ratio                 0.24 3       0.24         0.25         0.33         0.50         0.49
Ratio of net investment income to
   average net assets                                       2.20 3       2.58         1.32         1.21         1.34         1.58
Portfolio turnover rate                                        5           10           12            7           14          113
Net assets, end of period ($ x 1,000,000)                    564          511          566          428          276          168

1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2  Not annualized.

3  Annualized.

4 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt
 /  Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

  78.1%   OTHER INVESTMENT COMPANIES
          Market Value: $440,155
          Cost: $464,115

  17.0%   COMMON STOCK
          Market Value: $95,420
          Cost: $65,155

   4.9%   SHORT TERM INVESTMENTS
          Market Value: $27,833
          Cost: $27,833

------------------------------------

 100.0%   TOTAL INVESTMENTS
          Market Value: $563,408
          Cost: $557,103


COMMON STOCK 17.0% of investments

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      AEROSPACE / DEFENSE 0.3%
      -------------------------------------------------------------
      Boeing Co.    8,078                                       360
      Crane Co.    300                                            8
      General Dynamics Corp.    2,000                           194
      Goodrich Corp.    1,100                                    35
      Lockheed Martin Corp.    4,300                            270
      Northrop Grumman Corp.    1,100                           133
      Raytheon Co.    3,400                                     144
      Rockwell Automation, Inc.    1,900                         41
      Rockwell Collins, Inc.    1,900                            45
      Textron, Inc.    1,500                                     74
      United Technologies Corp.    4,600                        323
                                                              -----
                                                              1,627
      AIR TRANSPORTATION 0.1%
      -------------------------------------------------------------
    o AMR Corp.    1,500                                         32
      Delta Air Lines, Inc.    1,300                             36
    o FedEx Corp.     2,920                                     151
      Southwest Airlines Co.    7,480                           136
    o U.S. Airways Group, Inc.    500                             3
                                                              -----
                                                                358
      ALCOHOLIC BEVERAGES 0.1%
      -------------------------------------------------------------
      Adolph Coors Co., Class B    400                           27
      Anheuser-Busch Cos., Inc.    8,500                        450
      Brown-Forman Corp., Class B    700                         55
                                                              -----
                                                                532
      APPAREL 0.1%
      -------------------------------------------------------------
   o+ Jones Apparel Group, Inc.   1,200                          47
      Liz Claiborne, Inc.    1,200                               38
      Nike, Inc., Class B    2,800                              149
      Reebok International Ltd.    500                           14
      VF Corp.    1,200                                          52
                                                              -----
                                                                300
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.2%
      -------------------------------------------------------------
      Cooper Tire & Rubber Co.    700                            17
      Cummins, Inc.    200                                        8
      Dana Corp.    1,578                                        32
      Danaher Corp.    1,400                                    100
      Delphi Corp.    5,743                                      89
      Eaton Corp.    700                                         59
      Ford Motor Co.    18,103                                  290
      General Motors Corp.    5,125                             329
      Genuine Parts Co.    1,800                                 62
      Goodyear Tire & Rubber Co.    1,600                        36
      Harley-Davidson, Inc.    3,000                            159
    o Navistar International Corp.     700                       28
      TRW, Inc.    1,300                                         72
      Visteon Corp.    1,558                                     24
                                                              -----
                                                              1,305

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      BANKS 1.3%
      -------------------------------------------------------------
      AmSouth Bancorp.    3,900                                  89
      Bank of America Corp.    15,248                         1,105
      Bank of New York Co., Inc.    7,300                       267
      Bank One Corp.    11,375                                  465
      BB&T Corp.    4,400                                       168
      Comerica, Inc.    1,500                                    94
      Fifth Third Bancorp.    5,469                             375
      FleetBoston Financial Corp.    10,110                     357
      Golden West Financial Corp.    1,600                      109
      Huntington Bancshares, Inc.    2,262                       46
      J.P. Morgan Chase & Co.    19,260                         676
      KeyCorp., Inc.    4,400                                   124
    + Marshall & Ilsley Corp.    1,028                           65
      Mellon Financial Corp.    4,600                           174
      National City Corp.    6,100                              190
      Northern Trust Corp.    2,200                             117
      PNC Financial Services
      Group, Inc.    2,800                                      154
      Providian Financial Corp.    2,900                         21
      Regions Financial Corp.    2,100                           74
      SouthTrust Corp.    3,400                                  91
      State Street Corp.    3,000                               153
      SunTrust Banks, Inc.    2,800                             190
      Synovus Financial Corp.    2,750                           74
      U.S. Bancorp.    18,662                                   442
      Union Planters Corp.    1,300                              65
      Wachovia Corp.    13,484                                  513
      Wells Fargo & Co.    16,615                               850
      Zions Bancorp.    900                                      49
                                                              -----
                                                              7,097
      BUSINESS MACHINES & SOFTWARE 1.4%
      -------------------------------------------------------------
      Adobe Systems, Inc.    2,400                               96
    o Apple Computer, Inc.    3,200                              77
      Autodesk, Inc.    1,200                                    22
    o BMC Software, Inc.    2,400                                35
    o Cisco Systems, Inc.    70,900                           1,039
      Compaq Computer Corp.    16,764                           170
    o Compuware Corp.    3,600                                   28
    o Comverse Technology, Inc.    1,400                         17
    o Dell Computer Corp.    25,100                             661
    o EMC Corp.    20,986                                       192
    o Gateway, Inc.    3,100                                     17
      Hewlett-Packard Co.    19,600                             335
      International Business
      Machines Corp.    16,800                                1,407
    o Lexmark International, Inc.,
      Class A    1,300                                           78
 o(7) Microsoft Corp.    52,100                               2,723
    o NCR Corp.    1,000                                         39
    o Network Appliance, Inc.    2,800                           49
    o Novell, Inc.    3,200                                      12
    o Novellus Systems, Inc.    1,325                            63
    o Oracle Corp.    53,748                                    539
    o Palm, Inc.    4,894                                        15
      Pitney Bowes, Inc.    2,700                               114
    o Sun Microsystems, Inc.    30,800                          252
    o Unisys Corp.    3,100                                      42
      Xerox Corp.    6,600                                       58
                                                              -----
                                                              8,080
      BUSINESS SERVICES 0.6%
      -------------------------------------------------------------
    o Allied Waste Industries, Inc.    1,900                     23
      Automatic Data Processing, Inc.    6,200                  315
    o Cendant Corp.    9,532                                    171
      Cintas Corp.    1,638                                      85
    o Citrix Systems, Inc.    1,800                              21
      Computer Associates
      International, Inc.    5,625                              105
    o Computer Sciences Corp.    1,680                           75
    o Concord EFS, Inc.    4,900                                160
    o Convergys Corp.    1,354                                   37
      Deluxe Corp.    700                                        31
      Electronic Data Systems Corp.    4,600                    250
      Equifax, Inc.    1,200                                     33
      First Data Corp.    3,800                                 302
    o Fiserv, Inc.    1,800                                      80
      H&R Block, Inc.    2,000                                   80
      Interpublic Group of Cos., Inc.    3,700                  114
    o Intuit, Inc.    1,972                                      77
    o Mercury Interactive Corp.    800                           30
      Omnicom Group, Inc.    1,800                              157
    o Parametric Technology Corp.    2,700                       11
      Paychex, Inc.    3,600                                    134
    o PeopleSoft, Inc.    2,900                                  67

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
    o Qlogic Corp.    869                                       40
    o Robert Half International, Inc.    1,700                  45
    o Sapient Corp.    1,200                                     6
    o Siebel Systems, Inc.    4,300                            104
    o Thermo Electron Corp.    1,300                            25
    o TMP Worldwide, Inc.    954                                29
      Tyco International Ltd.    19,303                        356
    o Veritas Software Corp.    3,800                          108
      Waste Management, Inc.    6,117                          161
    o Yahoo!, Inc.    5,300                                     78
                                                             -----
                                                             3,310
      CHEMICAL 0.3%
      -------------------------------------------------------------
      3M Co.    3,900                                          491
      Air Products & Chemicals, Inc.    2,300                  111
      Dow Chemical Co.    8,694                                276
      E.I. du Pont de Nemours & Co.    10,292                  458
      Eastman Chemical Co.    800                               35
      Ecolab, Inc.    1,400                                     62
      Great Lakes Chemical Corp.    600                         15
    o Hercules, Inc.    900                                     11
      PPG Industries, Inc.    1,500                             78
      Praxair, Inc.    1,600                                    91
      Rohm & Haas Co.    2,205                                  82
      Sherwin-Williams Co.    1,200                             37
      Sigma-Aldrich Corp.    900                                43
                                                             -----
                                                             1,790
      CONSTRUCTION 0.0%
      -------------------------------------------------------------
      Centex Corp.    300                                       17
      Fluor Corp.    500                                        21
      KB Home Corp.    400                                      20
      Masco Corp.    4,000                                     112
    o McDermott International, Inc.    800                      13
      Pulte Homes, Inc.    400                                  21
      The Stanley Works    600                                  28
      Vulcan Materials Co.    800                               37
                                                             -----
                                                               269
      CONSUMER: DURABLE 0.0%
      -------------------------------------------------------------
      Black & Decker Corp.    900                               44
      Leggett & Platt, Inc.    2,000                            53
      Maytag Corp.    900                                       41
      Whirlpool Corp.    800                                    60
                                                             -----
                                                               198
      CONSUMER: NONDURABLE 0.2%
      -------------------------------------------------------------
      American Greetings Corp.,
      Class A    300                                             5
      Darden Restaurants, Inc.    1,200                         48
      Fortune Brands, Inc.    1,600                             84
      Hasbro, Inc.    1,650                                     26
    o International Game Technology    700                      44
      Mattel, Inc.    4,150                                     86
      McDonald's Corp.    12,700                               361
      Newell Rubbermaid, Inc.    2,745                          86
    o Starbucks Corp.    3,560                                  81
    o Tricon Global Restaurants, Inc.    1,560                  98
      Tupperware Corp.    400                                    9
      Wendy's International, Inc.    1,000                      38
                                                             -----
                                                               966
      CONTAINERS 0.0%
      -------------------------------------------------------------
      Ball Corp.    400                                         19
      Bemis Co., Inc.    300                                    16
    o Pactiv Corp.    800                                       17
    o Sealed Air Corp.    582                                   26
                                                             -----
                                                                78
      ELECTRONICS 1.0%
      -------------------------------------------------------------
    o ADC Telecommunications, Inc.    6,000                     23
    o Advanced Micro Devices, Inc.    2,840                     32
    o Agilent Technologies, Inc.    4,437                      133
    o Altera Corp.    3,680                                     76
    o American Power Conversion
      Corp.    1,725                                            22
    o Analog Devices, Inc.    3,400                            126
    o Andrew Corp.    850                                       14
      Applied Biosystems Group -
      Applera Corp.    2,000                                    34
    o Applied Materials, Inc.    15,600                        380
    o Applied Micro Circuits Corp.    2,862                     19
    o Broadcom Corp., Class A    2,300                          79
    o CIENA Corp.    3,200                                      24
    o Conexant Systems, Inc.    1,900                           19
      Intel Corp.    65,200                                  1,865
      ITT Industries, Inc.    900                               63
    o Jabil Circuit, Inc.    1,398                              29
    o JDS Uniphase Corp.    12,589                              55
    o KLA-Tencor Corp.    1,800                                106
      Linear Technology Corp.    3,000                         117

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
    o LSI Logic Corp.    3,000                                   39
      Lucent Technologies, Inc.    31,592                       145
    o Maxim Integrated Products, Inc.    3,100                  154
    o Micron Technology, Inc.    5,400                          128
      Molex, Inc.    1,875                                       63
      Moody's Corp.    1,500                                     65
      Motorola, Inc.    20,931                                  322
    o National Semiconductor Corp.    1,700                      54
   o+ Nvidia Corp.    1,400                                      49
      PerkinElmer, Inc.    1,000                                 13
    o PMC Sierra, Inc.    1,600                                  25
    o Power-One, Inc.    400                                      3
    o Qualcomm, Inc.    7,200                                   217
   o+ Rational Software Corp.    1,878                           27
    o Sanmina-SCI Corp.    5,000                                 52
    o Solectron Corp.    7,900                                   58
      Symbol Technologies, Inc.    1,908                         16
    o Tektronix, Inc.    900                                     20
    o Tellabs, Inc.    4,000                                     34
    o Teradyne, Inc.    1,700                                    56
      Texas Instruments, Inc.    16,800                         520
      Thomas & Betts Corp.    481                                11
    o Univision Communications, Inc.,
      Class A    2,004                                           80
    o Vitesse Semiconductor Corp.    1,739                       11
   o+ Waters Corp.    1,300                                      35
    o Xilinx, Inc.    3,200                                     121
                                                              -----
                                                              5,534
      ENERGY: RAW MATERIALS 0.2%
      -------------------------------------------------------------
      Anadarko Petroleum Corp.    2,418                         130
      Apache Corp.    1,290                                      75
      Baker Hughes, Inc.    2,960                               111
      Burlington Resources, Inc.    1,905                        85
      Devon Energy Corp.    1,200                                59
      EOG Resources, Inc.    1,128                               48
      Halliburton Co.    4,158                                   71
    o Nabors Industries, Inc.    1,400                           64
    o Noble Drilling Corp.    1,300                              56
      Occidental Petroleum Corp.    3,200                        92
    o Rowan Cos., Inc.    600                                    15
      Schlumberger Ltd.    5,400                                296
                                                              -----
                                                              1,102
      FOOD & AGRICULTURE 0.7%
      -------------------------------------------------------------
      Archer-Daniels-Midland Co.    6,532                        87
      Campbell Soup Co.    4,200                                116
      Coca-Cola Co.    24,100                                 1,338
      Coca-Cola Enterprises, Inc.    4,000                       78
      ConAgra Foods, Inc.    4,900                              120
      General Mills, Inc.    3,276                              144
      H.J. Heinz Co.    3,400                                   143
      Hershey Foods Corp.    1,500                              102
      Kellogg Co.    3,900                                      140
      The Pepsi Bottling Group, Inc.    2,832                    81
      PepsiCo, Inc.    16,660                                   865
      Sara Lee Corp.    7,600                                   161
      Supervalu, Inc.    1,400                                   42
      Sysco Corp.    6,600                                      191
    * Unilever NV    5,714                                      370
      Wm. Wrigley Jr. Co.    2,200                              121
                                                              -----
                                                              4,099
      GOLD 0.0%
      -------------------------------------------------------------
      Barrick Gold Corp.    5,278                               106
      Newmont Mining Corp. Holding Co.    3,801                 108
      Placer Dome, Inc.    3,200                                 38
                                                              -----
                                                                252
      HEALTHCARE / DRUGS & MEDICINE 2.4%
      -------------------------------------------------------------
      Abbott Laboratories    15,000                             809
      Allergan, Inc.    1,300                                    86
      AmerisourceBergen Corp.    1,000                           77
    o Amgen, Inc.    10,100                                     534
      Bausch & Lomb, Inc.    600                                 22
      Baxter International, Inc.    5,600                       319
      Becton, Dickinson & Co.    2,600                           97
    o Biogen, Inc.    1,500                                      65
      Biomet, Inc.    2,475                                      70
    o Boston Scientific Corp.    4,074                          102
      Bristol-Myers Squibb Co.    19,000                        547
      C.R. Bard, Inc.    400                                     22
      Cardinal Health, Inc.    4,200                            291
    o Chiron Corp.    1,800                                      73
      Eli Lilly & Co.    10,900                                 720
    o Forest Laboratories, Inc.,
      Class A    1,600                                          123
   o+ Genzyme Corp. - General
      Division    2,100                                          86

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
    o Guidant Corp.    3,000                                    113
      HCA, INC.    5,000                                        239
   o+ Health Management Associates,
      Inc., Class A    2,400                                     51
    o HealthSouth Corp.    3,452                                 52
    o Humana, Inc.    1,400                                      23
    o Immunex Corp.    5,200                                    141
      IMS Health, Inc.    3,000                                  62
      Johnson & Johnson    29,654                             1,894
    o King Pharmaceuticals, Inc.    2,133                        67
    o Manor Care, Inc.    1,100                                  28
      McKesson Corp.    2,654                                   107
    o Medimmune, Inc.    2,400                                   80
      Medtronic, Inc.    11,800                                 527
      Merck & Co., Inc.    22,300                             1,212
 (10) Pfizer, Inc.    61,100                                  2,221
      Pharmacia Corp.    12,269                                 506
    o Quintiles Transnational Corp.    1,200                     17
      Schering-Plough Corp.    14,100                           385
    o St. Jude Medical, Inc.    725                              60
      Stryker Corp.    1,892                                    101
    o Tenet Healthcare Corp.    3,100                           227
      UnitedHealth Group, Inc.    3,000                         263
    o Watson Pharmaceuticals, Inc.    1,000                      25
    o Wellpoint Health Networks, Inc.    1,400                  105
      Wyeth    12,700                                           724
    o Zimmer Holdings, Inc.    1,800                             62
                                                             ------
                                                             13,335
      HOUSEHOLD PRODUCTS 0.4%
      -------------------------------------------------------------
      Alberto-Culver Co., Class B    600                         33
      Avon Products, Inc.    2,400                              134
      Clorox Co.    2,200                                        97
      Colgate-Palmolive Co.    5,300                            281
      Gillette Co.    10,600                                    376
      International Flavors & Fragrances,
      Inc.    1,100                                              36
      Procter & Gamble Co.    12,600                          1,137
                                                             ------
                                                              2,094
      INSURANCE 0.8%
      -------------------------------------------------------------
    + ACE Ltd.    2,500                                         109
      Aetna, Inc.    1,424                                       68
      AFLAC, Inc.    5,200                                      155
      Allstate Corp.    7,000                                   278
      AMBAC Financial Group, Inc.    1,015                       64
      American International
      Group, Inc.    25,251                                   1,745
      AON Corp.    2,625                                         94
      Chubb Corp.    1,700                                      130
      CIGNA Corp.    1,400                                      153
      Cincinnati Financial Corp.    1,800                        84
      Conseco, Inc.    3,220                                     12
      Hartford Financial Services
      Group, Inc.    2,200                                      152
      Jefferson-Pilot Corp.    1,612                             81
      John Hancock Financial Services    2,977                  115
      Lincoln National Corp.    1,900                            91
      Loews Corp.    2,000                                      120
      Marsh & McLennan Cos., Inc.    2,600                      263
      MBIA, Inc.    1,350                                        73
      Metlife, Inc.    7,410                                    253
      MGIC Investment Corp.    1,200                             86
      Progressive Corp.    2,100                                121
      SAFECO Corp.    1,100                                      37
      St. Paul Cos., Inc.    1,850                               92
      Torchmark Corp.    1,100                                   45
      UnumProvident Corp.    2,349                               66
      XL Capital Ltd., Class A    1,200                         113
                                                             ------
                                                              4,600
      MEDIA 0.6%
      -------------------------------------------------------------
    o AOL Time Warner, Inc.    42,850                           815
    o Clear Channel
      Communications, Inc.    5,717                             268
    o Comcast Corp., Special
      Class A    9,100                                          244
      Dow Jones & Co., Inc.    800                               44
      Gannett Co., Inc.    2,700                                198
      Knight-Ridder, Inc.    900                                 60
      McGraw-Hill Cos., Inc.    2,000                           128
      Meredith Corp.    500                                      21
      New York Times Co., Class A    1,700                       79
      R.R. Donnelley & Sons Co.    1,200                         38
      Tribune Co.    2,800                                      124
    o Viacom, Inc., Class B    16,881                           795
      The Walt Disney Co.    20,319                             471
                                                             ------
                                                              3,285

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      MISCELLANEOUS FINANCE 1.2%
      -------------------------------------------------------------
      American Express Co.    12,900                            529
      Bear Stearns Cos., Inc.    1,182                           73
      Capital One Financial Corp.    2,100                      126
    / Charles Schwab Corp.    13,042                            148
      Charter One Financial, Inc.    2,205                       78
      Citigroup, Inc.    49,792                               2,156
      Countrywide Credit Industries, Inc.    1,100               51
      Fannie Mae    9,700                                       766
      Franklin Resources, Inc.    2,500                         105
      Freddie Mac    6,900                                      451
      Household International, Inc.    4,459                    260
      Lehman Brothers Holdings, Inc.    2,400                   142
      MBNA Corp.    7,900                                       280
      Merrill Lynch & Co., Inc.    7,900                        331
      Morgan Stanley Dean Witter
      & Co.    10,600                                           506
      Stilwell Financial, Inc.    2,200                          47
      T. Rowe Price Group, Inc.    1,200                         42
      USA Education, Inc.    1,700                              163
      Washington Mutual, Inc.    9,282                          350
                                                              -----
                                                              6,604
      NON-FERROUS METALS 0.1%
      -------------------------------------------------------------
      Alcan, Inc.    3,214                                      118
      Alcoa, Inc.    8,472                                      288
      Engelhard Corp.    1,300                                   40
    o Freeport-McMoran Copper & Gold,
      Inc., Class B    800                                       14
      Inco Ltd.    1,900                                         38
      Phelps Dodge Corp.    810                                  29
                                                              -----
                                                                527
      OIL: DOMESTIC 0.2%
      -------------------------------------------------------------
      Amerada Hess Corp.    1,000                                77
      Ashland, Inc.    800                                       33
      Conoco, Inc., Class B    6,300                            177
      Kerr-McGee Corp.    869                                    52
      Marathon Oil Corp.    3,100                                90
      Phillips Petroleum Co.    3,600                           215
      Sunoco, Inc.    900                                        31
      Transocean Sedco Forex,
      Inc.    2,945                                             104
      Unocal Corp.    2,400                                      89
                                                              -----
                                                                868
      OIL: INTERNATIONAL 0.8%
      -------------------------------------------------------------
      ChevronTexaco Corp.    10,327                             895
  (8) Exxon Mobil Corp.    66,158                             2,658
    * Royal Dutch Petroleum Co.    20,500                     1,071
                                                              -----
                                                              4,624
      OPTICAL & PHOTO 0.0%
      -------------------------------------------------------------
      Eastman Kodak Co.    3,100                                100

      PAPER & FOREST PRODUCTS 0.2%
      -------------------------------------------------------------
      Boise Cascade Corp.    600                                 20
      Georgia-Pacific Group    2,228                             64
      International Paper Co.    4,846                          201
      Kimberly-Clark Corp.    5,360                             349
      Louisiana-Pacific Corp.    600                              7
      MeadWestvaco Corp.    1,970                                58
      Temple-Inland, Inc.    600                                 32
      Weyerhaeuser Co.    2,300                                 137
                                                              -----
                                                                868
      PRODUCER GOODS & MANUFACTURING 0.8%
      -------------------------------------------------------------
      Avery Dennison Corp.    1,200                              77
      Caterpillar, Inc.    3,500                                191
      Cooper Industries, Inc.    900                             39
      Corning, Inc.    8,700                                     58
      Deere & Co.    2,300                                      103
      Dover Corp.    2,000                                       75
      Emerson Electric Co.    4,000                             214
  (6) General Electric Co.    96,200                          3,035
      Honeywell International, Inc.    7,837                    288
      Illinois Tool Works, Inc.    3,000                        216
      Ingersoll-Rand Co., Class A    1,650                       82
      Johnson Controls, Inc.    800                              69
      Millipore Corp.    400                                     16
      Pall Corp.    1,000                                        21
      Parker-Hannifin Corp.    1,150                             57
      Snap-On, Inc.    600                                       19
      W.W. Grainger, Inc.    900                                 51
                                                              -----
                                                              4,611
      RAILROAD & SHIPPING 0.1%
      -------------------------------------------------------------
      Burlington Northern Santa Fe Corp.    3,800               104
      CSX Corp.    2,200                                         80
      Norfolk Southern Corp.    3,600                            77
      Union Pacific Corp.    2,500                              142
                                                              -----
                                                                403

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      REAL PROPERTY 0.0%
      -------------------------------------------------------------
      Equity Office Properties Trust    3,900                   112
    + Equity Residential Properties Trust    2,600               73
    + The Plum Creek Timber Co., Inc.    1,700                   52
                                                              -----
                                                                237
      RETAIL 1.3%
      -------------------------------------------------------------
      Albertson's, Inc.    4,138                                139
    o AutoZone, Inc.    1,000                                    76
    o Bed, Bath & Beyond, Inc.    2,800                         104
    o Best Buy Co., Inc.    1,900                               141
    o Big Lots, Inc.    500                                       8
      Circuit City Stores-Circuit City
      Group    2,000                                             43
    o Costco Wholesale Corp.    4,400                           177
      CVS Corp.    3,900                                        131
      Dillards, Inc., Class A    500                             12
      Dollar General Corp.    3,303                              52
      Family Dollar Stores, Inc.    1,700                        59
    o Federated Department Stores,
      Inc.    2,100                                              83
      The Gap, Inc.    8,300                                    117
      Home Depot, Inc.    22,500                              1,043
      J.C. Penney Co., Inc.
      Holding Co.    2,500                                       54
    o Kohl's Corp.    3,200                                     236
    o Kroger Co.     8,200                                      187
      The Limited, Inc.    4,194                                 80
      Lowe's Cos., Inc.    7,600                                321
      May Department Stores Co.    3,200                        111
      Nordstrom, Inc.    1,300                                   30
    o Office Depot, Inc.    3,700                                71
      RadioShack Corp.    1,900                                  59
    o Safeway, Inc.    4,900                                    206
      Sears, Roebuck & Co.    3,200                             169
    o Staples, Inc.    4,350                                     87
      Target Corp.    8,800                                     384
      Tiffany & Co., Inc.    1,400                               56
      TJX Cos., Inc.    3,000                                   131
    o Toys 'R' Us, Inc.    2,600                                 45
  (9) Wal-Mart Stores, Inc.    43,100                         2,408
      Walgreen Co.    9,900                                     374
      Winn-Dixie Stores, Inc.    1,500                           26
                                                              -----
                                                              7,220
      STEEL 0.0%
      -------------------------------------------------------------
      Allegheny Technologies, Inc.    735                        13
      Nucor Corp.    900                                         53
      United States Steel Corp.    900                           16
      Worthington Industries, Inc.    900                        13
                                                              -----
                                                                 95
      TELEPHONE 0.7%
      -------------------------------------------------------------
      Alltel Corp.    3,100                                     154
      AT&T Corp.    34,221                                      449
    o AT&T Wireless Services, Inc.    24,461                    219
    o Avaya, Inc.    2,632                                       16
      BellSouth Corp.    18,400                                 558
      CenturyTel, Inc.    1,350                                  37
    o Citizens Communications Co.    2,576                       24
    o Nextel Communications, Inc.,
      Class A    7,200                                           40
      Nortel Networks Corp.    30,342                           103
    o Qwest Communications
      International, Inc.    15,773                              79
      SBC Communications, Inc.    32,836                      1,020
      Scientific-Atlanta, Inc.    1,600                          32
      Sprint Corp. (FON Group)    8,600                         136
    o Sprint Corp. (PCS Group)    8,800                          99
      Verizon Communications,
      Inc.    26,158                                          1,049
    o WorldCom, Inc. -- WorldCom
      Group    27,720                                            69
                                                              -----
                                                              4,084
      TOBACCO 0.2%
      -------------------------------------------------------------
      Philip Morris Cos., Inc.    21,000                      1,143
      UST, Inc.    1,600                                         64
                                                              -----
                                                              1,207
      TRAVEL & RECREATION 0.1%
      -------------------------------------------------------------
      Brunswick Corp.    900                                     25
      Carnival Corp.    6,100                                   203
    o Harrah's Entertainment, Inc.    1,300                      64
      Hilton Hotels Corp.    3,600                               59
      Marriott International, Inc.,
      Class A    2,600                                          114
    o Sabre Holdings Corp.    1,283                              60
      Starwood Hotels & Resorts
      Worldwide, Inc.    1,900                                   72
                                                              -----
                                                                597

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      TRUCKING & FREIGHT 0.0%
      -------------------------------------------------------------
      Paccar, Inc.    700                                        50
      Ryder Systems, Inc.    400                                 11
                                                            -------
                                                                 61
      UTILITIES: ELECTRIC & GAS 0.6%
      -------------------------------------------------------------
    o AES Corp.    4,800                                         38
      Allegheny Energy, Inc.    1,070                            45
      Ameren Corp.    1,500                                      63
      American Electric Power Co., Inc.    3,160                145
    o Calpine Corp.    2,700                                     30
      Cinergy Corp.    1,600                                     57
      CMS Energy Corp.    1,000                                  19
      Consolidated Edison, Inc.    2,100                         92
      Constellation Energy Group, Inc.    1,300                  41
      Dominion Resources, Inc.    2,378                         158
      DTE Energy Co.    1,400                                    63
      Duke Energy Corp.    7,952                                305
      Dynegy, Inc., Class A    3,100                             56
      Edison International    3,200                              58
      El Paso Corp.    5,006                                    200
      Entergy Corp.    2,400                                    111
      Exelon Corp.    2,812                                     153
      FirstEnergy Corp.    2,895                                 96
      FPL Group, Inc.    1,900                                  121
      KeySpan Corp.    1,300                                     46
      Kinder Morgan, Inc.    1,107                               54
    o Mirant Corp.    2,624                                      32
      NICOR, Inc.    500                                         23
      NiSource, Inc.    1,946                                    43
      Peoples Energy Corp.    200                                 8
      PG&E Corp.    3,600                                        85
      Pinnacle West Capital Corp.    800                         35
      PPL Corp.    1,400                                         53
      Progress Energy, Inc.    1,975                            102
      Public Service Enterprise Group,
      Inc.    2,000                                              93
      Reliant Energy, Inc.    2,949                              75
      Sempra Energy    2,103                                     54
      Southern Co.    6,600                                     187
      Teco Energy, Inc.    1,300                                 36
      TXU Corp.    2,767                                        151
      Williams Cos., Inc.    5,000                               95
      XCEL Energy, Inc.    3,150                                 80
                                                            -------
                                                              3,103

      -------------------------------------------------------------
      OTHER INVESTMENT COMPANIES
      78.1% of investments
      ------------------------------------------------------------

 /(2) Schwab International Index Fund(R),
       Select Shares   8,943,092                            113,398
 /(1) Schwab S&P 500 Fund,
       Select Shares   7,707,604                            128,486
 /(3) Schwab Small-Cap Index
       Fund(R), Select Shares   6,425,790                   113,094
 /(4) Schwab Total Bond Market
       Fund   8,577,735                                      85,177
                                                            -------
                                                            440,155

      -------------------------------------------------------------
      SHORT TERM INVESTMENTS
      4.9% of investments
      ------------------------------------------------------------
 /(5) Schwab Value Advantage
       Money Fund(R), Investor
       Shares   27,694,550                                   27,695

       SECURITY                        FACE VALUE
         RATE, MATURITY DATE           ($ x 1,000)
       Wachovia Bank NA, Grand
       Cayman Time Deposit,
          1.17%, 5/1/02                     138                 138
                                                            -------
                                                             27,833

-------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $563,408 a
Receivables:
       Fund shares sold                                                      823
       Dividends                                                             101
       Dividend tax reclaim                                                    3
Prepaid expenses                                                     +        15
                                                                     -----------
TOTAL ASSETS                                                             564,350

LIABILITIES
--------------------------------------------------------------------------------
Payables:
       Fund shares redeemed                                                  248
       Investments bought                                                    175
       Investment adviser and administrator fees                               9
       Transfer agent and shareholder service fees                            11
Accrued expenses                                                     +        62
                                                                     -----------
TOTAL LIABILITIES                                                            505

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             564,350
TOTAL LIABILITIES                                                    -       505
                                                                     -----------
NET ASSETS                                                              $563,845

NET ASSETS BY SOURCE
Capital received from investors                                          559,860
Net investment income not yet distributed                                    922
Net realized capital losses                                               (3,242)
Net unrealized capital gains                                               6,305

NET ASSET VALUE (NAV)

                            SHARES
NET ASSETS   (DIVIDED BY)   OUTSTANDING    =    NAV
$563,845                    39,952              $14.11

a The fund paid $557,103 for these securities. Not counting short-term obligations and government securities, the fund paid $63,484 for securities during the report period and received $26,571 from securities it sold or that matured.

   Percent of fund shares of other Schwab funds owned as of the end of the report period:

   SCHWAB EQUITY INDEX FUNDS
   S&P 500 Fund                      1.7%
   Small-Cap Index Fund(R)           6.1%
   International Index Fund(R)       9.1%

   SCHWAB BOND INDEX FUNDS
   Total Bond Market Index Fund      8.4%

   SCHWAB MONEY FUNDS
   Value Advantage Money Fund(R)     0.1%


--------------------------------------------------------------------------------

   FEDERAL TAX DATA
   --------------------------------------------------
   COST BASIS OF PORTFOLIO                   $563,319
   NET UNREALIZED GAINS AND LOSSES:
   Gains                                     $ 51,940
   Losses                                 +   (51,851)
                                          -----------
                                             $     89

--------------------------------------------------------------------------------

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $ 7,358 a
Interest                                                              +        7
                                                                      ----------
TOTAL INVESTMENT INCOME                                                    7,365

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                   (2,252)
Net realized gains from underlying funds                              +    3,638
                                                                      ----------
NET REALIZED GAINS                                                         1,386

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       15,406

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  1,187 b
Transfer agent and shareholder service fees                                  682 c
Trustees' fees                                                                 6 d
Custodian fees                                                                17
Portfolio accounting fees                                                     38
Professional fees                                                             14
Registration fees                                                             14
Shareholder reports                                                           43
Other expenses                                                        +        9
                                                                      ----------
Total expenses                                                             2,010
Expense reduction                                                     -      646 e
                                                                      ----------
NET EXPENSES                                                               1,364

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    7,365
NET EXPENSES                                                          -    1,364
                                                                      ----------
NET INVESTMENT INCOME                                                      6,001
NET REALIZED GAINS                                                         1,386 f
NET UNREALIZED GAINS                                                      15,406 f
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $22,793

a  $8 of this was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d  For the fund's independent trustees only.

e This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $16,792.

See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------

                                             11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                                $ 6,001           $  14,030
Net realized gains                                     1,386               3,349
Net unrealized gains or losses                    +   15,406            (117,542)
                                                  ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                       22,793            (100,163)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   8,889              14,574
Distributions from net realized gains             +    5,834               3,006
                                                  ------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID               $14,723           $  17,580

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                     11/1/01-4/30/02          11/1/00-10/31/01
                                QUANTITY         VALUE    QUANTITY         VALUE
Shares sold                        5,209      $ 74,379      10,579     $ 162,273
Shares reinvested                  1,010        14,418       1,085        17,210
Shares redeemed                +  (3,096)      (44,201)     (7,720)     (116,866)
                               -------------------------------------------------
NET INCREASE                       3,123      $ 44,596       3,944     $  62,617

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                     11/1/01-4/30/02          11/1/00-10/31/01
                                  SHARES    NET ASSETS      SHARES    NET ASSETS
Beginning of period               36,829      $511,179      32,885      $566,305
Total increase or
decrease                       +    3,123        52,666      3,944       (55,126) a
                               -------------------------------------------------
END OF PERIOD                     39,952      $563,845      36,829      $511,179  b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $922 and $3,810 at the end of the current period and the prior period, respectively.

See the Financial Notes, which are integral to this information.

     This portfolio could be appropriate for intermediate-term investors or long-term investors with moderate sensitivity to risk.


SCHWAB

MARKETTRACK
BALANCED PORTFOLIO

[PHOTO OF GERI HOM & KIMON DAIFOTIS]

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios.(R) Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.


TICKER SYMBOL           SWBGX

THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.

MANAGERS' PERSPECTIVE

EQUITY MARKETS STRUGGLED DURING THE REPORT PERIOD AS INVESTORS CONTINUED TO AVOID STOCKS. Reasons for this included the weak economy, accounting concerns and the ongoing conflicts in the Middle East. While most of the major market indices posted small gains during the period, the environment weakened noticeably during the last three months. However, the fund posted a modest gain, outperforming the S&P 500(R) Index but underperforming the Balanced Composite Index for the report period.

EXPOSURE TO SMALL- AND MID-CAP STOCKS ENHANCED THE PORTFOLIO'S PERFORMANCE, as these types of stocks were the best performers. In terms of style, value stocks outperformed growth stocks. International stocks also posted solid returns for the period.

FOR THE FIRST TIME IN 18 MONTHS, U.S. STOCKS, AS MEASURED BY THE S&P 500 INDEX, OUTPERFORMED BONDS, AS MEASURED BY THE LEHMAN AGGREGATE INDEX, OVER A SIX-MONTH PERIOD. The portfolio's return on its bond holdings was slightly negative, as bond prices fell and yields rose for all maturities. However, the portfolio's bond holdings helped stabilize returns when stock values declined in the last three months of the period.

AS A POTENTIAL ECONOMIC RECOVERY MATERIALIZES, THE QUESTION IS HOW IT WILL AFFECT DIFFERENT ASSET CLASSES. Maintaining exposure to all major asset class segments, as the portfolio does, can be prudent during periods when it is unclear which types of stocks or asset classes may outperform going forward. In addition, the portfolio's bond and cash holdings may help cushion stock volatility.

BALANCED PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the portfolio with the Balanced Composite Index, the S&P 500(R) Index and the Lehman Brothers U.S. Aggregate Bond Index.

[BAR CHART]

                                                             LEHMAN
                                                            BROTHERS
                                                              U.S.
                                                           AGGREGATE     BALANCED
                                              S&P 500         BOND      COMPOSITE
                               PORTFOLIO 1     INDEX         INDEX       INDEX 2
                               -----------    -------      ---------    ---------
Total Return
  6 MONTHS 3                      3.10%        2.31%        (0.01%)       4.37%
  1 YEAR                         (3.49%)      (12.63%)       7.84%       (2.89%)
  5 YEARS                         6.99%        7.55%         7.66%        7.46%
  SINCE INCEPTION 11/20/95        7.86%       11.20%         6.98%          --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the Balanced Composite Index, the S&P 500 Index, and the Lehman Brothers U.S. Aggregate Bond Index.

[LINE CHART]

                                             LEHMAN BROTHERS      BALANCED
                                S&P 500      U.S. AGGREGATE      COMPOSITE
               PORTFOLIO 1       INDEX         BOND INDEX         INDEX 2
               -----------      -------      ---------------     ---------
20-Nov-95       $10,000         $10,000          $10,000
   Nov-95       $10,080         $10,104          $10,076           $10,000
   Dec-95       $10,270         $10,299          $10,217           $10,157
   Jan-96       $10,390         $10,649          $10,285           $10,295
   Feb-96       $10,410         $10,748          $10,106           $10,358
   Mar-96       $10,460         $10,852          $10,035           $10,432
   Apr-96       $10,581         $11,011          $ 9,979           $10,642
   May-96       $10,691         $11,294          $ 9,959           $10,779
   Jun-96       $10,711         $11,337          $10,092           $10,761
   Jul-96       $10,410         $10,836          $10,120           $10,427
   Aug-96       $10,551         $11,064          $10,102           $10,629
   Sep-96       $10,912         $11,686          $10,278           $10,973
   Oct-96       $11,082         $12,009          $10,506           $11,074
   Nov-96       $11,534         $12,917          $10,686           $11,484
   Dec-96       $11,415         $12,661          $10,587           $11,436
   Jan-97       $11,589         $13,451          $10,620           $11,669
   Feb-97       $11,589         $13,557          $10,646           $11,641
   Mar-97       $11,334         $13,001          $10,528           $11,375
   Apr-97       $11,620         $13,776          $10,686           $11,563
   May-97       $12,183         $14,614          $10,787           $12,132
   Jun-97       $12,593         $15,268          $10,916           $12,510
   Jul-97       $13,217         $16,482          $11,210           $13,101
   Aug-97       $12,849         $15,559          $11,115           $12,818
   Sep-97       $13,391         $16,410          $11,280           $13,348
   Oct-97       $13,125         $15,862          $11,443           $13,036
   Nov-97       $13,309         $16,597          $11,496           $13,112
   Dec-97       $13,443         $16,882          $11,612           $13,241
   Jan-98       $13,582         $17,070          $11,761           $13,345
   Feb-98       $14,149         $18,300          $11,751           $13,915
   Mar-98       $14,523         $19,237          $11,791           $14,336
   Apr-98       $14,608         $19,432          $11,852           $14,454
   May-98       $14,448         $19,097          $11,965           $14,298
   Jun-98       $14,672         $19,873          $12,067           $14,460
   Jul-98       $14,469         $19,662          $12,092           $14,266
   Aug-98       $13,262         $16,823          $12,289           $12,957
   Sep-98       $13,668         $17,901          $12,577           $13,322
   Oct-98       $14,309         $19,357          $12,510           $13,803
   Nov-98       $14,800         $20,530          $12,581           $14,317
   Dec-98       $15,281         $21,712          $12,619           $14,839
   Jan-99       $15,523         $22,620          $12,709           $15,055
   Feb-99       $15,028         $21,916          $12,486           $14,579
   Mar-99       $15,369         $22,793          $12,555           $14,908
   Apr-99       $15,820         $23,675          $12,595           $15,376
   May-99       $15,567         $23,116          $12,484           $15,196
   Jun-99       $16,018         $24,399          $12,444           $15,701
   Jul-99       $15,930         $23,638          $12,392           $15,613
   Aug-99       $15,842         $23,520          $12,386           $15,511
   Sep-99       $15,853         $22,875          $12,530           $15,480
   Oct-99       $16,337         $24,323          $12,576           $15,876
   Nov-99       $16,711         $24,817          $12,575           $16,416
   Dec-99       $17,420         $26,279          $12,514           $17,342
   Jan-00       $16,823         $24,960          $12,473           $16,943
   Feb-00       $17,150         $24,487          $12,624           $17,655
   Mar-00       $17,815         $26,882          $12,791           $18,105
   Apr-00       $17,353         $26,073          $12,754           $17,535
   May-00       $17,037         $25,539          $12,747           $17,162
   Jun-00       $17,601         $26,169          $13,012           $17,829
   Jul-00       $17,364         $25,761          $13,131           $17,645
   Aug-00       $18,085         $27,361          $13,321           $18,417
   Sep-00       $17,612         $25,917          $13,405           $18,003
   Oct-00       $17,499         $25,808          $13,493           $17,732
   Nov-00       $16,812         $23,774          $13,715           $16,931
   Dec-00       $17,241         $23,891          $13,970           $17,475
   Jan-01       $17,569         $24,739          $14,198           $17,837
   Feb-01       $16,713         $22,483          $14,321           $16,989
   Mar-01       $16,162         $21,057          $14,393           $16,305
   Apr-01       $16,877         $22,693          $14,332           $17,065
   May-01       $16,936         $22,845          $14,418           $17,139
   Jun-01       $16,842         $22,290          $14,473           $17,003
   Jul-01       $16,748         $22,072          $14,797           $16,866
   Aug-01       $16,350         $20,690          $14,967           $16,453
   Sep-01       $15,447         $19,018          $15,141           $15,439
   Oct-01       $15,798         $19,382          $15,457           $15,877
   Nov-01       $16,314         $20,868          $15,244           $16,450
   Dec-01       $16,483         $21,052          $15,147           $16,657
   Jan-02       $16,239         $20,744          $15,269           $16,465
   Feb-02       $16,105         $20,344          $15,417           $16,311
   Mar-02       $16,519         $21,109          $15,161           $16,743
30-Apr-02       $16,288         $19,830          $15,456           $16,572

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 30% large-cap stocks, 15% small-caps stocks, 15% foreign stocks, 35% bonds and 5% cash. As of 4/30/02, the total number of funds in the Large-Cap, Small-Cap, Foreign Stock and Intermediate-Term Bond Fund categories for the 6-month, one- and five-year periods was 965, 270, 901, 670; 921, 252, 853, 629; and 507, 115, 422, 383,
   respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

3  Not annualized.

BALANCED PORTFOLIO

PORTFOLIO FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1)  SCHWAB TOTAL BOND MARKET INDEX FUND       35.1%
 (2)  SCHWAB S&P 500 FUND-SELECT SHARES         17.9%
 (3)  SCHWAB INTERNATIONAL INDEX FUND(R)-
       SELECT SHARES                            15.1%
 (4)  SCHWAB SMALL-CAP INDEX FUND(R)-
       SELECT SHARES                            15.0%
 (5)  SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
       INVESTOR SHARES                           5.0%
 (6)  GENERAL ELECTRIC CO.                       0.4%
 (7)  MICROSOFT CORP.                            0.3%
 (8)  EXXON MOBIL CORP.                          0.3%
 (9)  WAL-MART STORES, INC.                      0.3%
(10)  PFIZER, INC.                               0.3%
-----------------------------------------------------
      TOTAL PERCENTAGE OF INVESTMENTS           89.7%

STATISTICS as of 4/30/02

                                               PEER GROUP
                                 PORTFOLIO      AVERAGE 2
---------------------------------------------------------
Number of Holdings                   506            250
---------------------------------------------------------
Median Market Cap ($ Mil)        $34,979        $31,881
---------------------------------------------------------
Price/Earnings (P/E) Ratio          28.9           29.1
---------------------------------------------------------
Price/Book (P/B) Ratio               4.5            4.6
---------------------------------------------------------
12-Month Yield                      2.93%          2.29%
---------------------------------------------------------
Portfolio Turnover Rate 3              8%           101%
---------------------------------------------------------
Three-Year Beta                     0.53           0.47
---------------------------------------------------------

EXPENSE RATIO as of 4/30/02

[BAR CHART]

PORTFOLIO                0.50% 4
PEER GROUP AVERAGE       1.26% 2

PORTFOLIO WEIGHTINGS as of 4/30/02

This shows the composition by asset class of the fund's portfolio as of the report date.

ASSET MIX

[PIE CHART]

1    35.1%  Bonds
2    29.8%  Large-Cap Stocks
3    15.1%  International Stocks
4    15.0%  Small-Cap Stocks
5     5.0%  Short Term Investments

TARGET MIX

[PIE CHART]

1    35.0%  Bonds
2    30.0%  Large-Cap Stocks
3    15.0%  Small-Cap Stocks
4    15.0%  International Stocks
5     5.0%  Short Term Investments

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 876 funds in the Domestic Hybrid Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                   11/1/01-       11/1/00-      11/1/99-       11/1/98-      11/1/97-      11/1/96-
                                                   4/30/02        10/31/01      10/31/00       10/31/99      10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               13.47          15.53         14.85          13.39         12.82         11.05
                                                   ---------------------------------------------------------------------------------
Income or loss from investment operations:
     Net investment income                            0.23           0.45          0.36           0.29          0.25          0.22
     Net realized and unrealized gains or losses      0.19          (1.92)         0.69           1.57          0.86          1.78
                                                   ---------------------------------------------------------------------------------
     Total income or loss from investment
      operations                                      0.42          (1.47)         1.05           1.86          1.11          2.00
Less distributions:
     Dividends from net investment income            (0.40)         (0.49)        (0.28)         (0.33)        (0.23)        (0.23)
     Distributions from net realized gains           (0.12)         (0.10)        (0.09)         (0.07)        (0.31)           --
                                                   ---------------------------------------------------------------------------------
     Total distributions                             (0.52)         (0.59)        (0.37)         (0.40)        (0.54)        (0.23)
                                                   ---------------------------------------------------------------------------------
Net asset value at end of period                     13.37          13.47         15.53          14.85         13.39         12.82
                                                   =================================================================================
Total return (%)                                      3.10 2        (9.72)         7.11          14.18          9.02         18.43

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 4                                0.50 3         0.50          0.56 1         0.58          0.59          0.78
Expense reductions reflected in above ratio           0.24 3         0.24          0.25           0.33          0.51          0.52
Ratio of net investment income to
  average net assets                                  3.38 3         3.31          2.46           2.25          2.33          2.48
Portfolio turnover rate                                  8             21            18              7            32           104
Net assets, end of period ($ x 1,000,000)              543            497           510            403           264           151

1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2  Not annualized.

3  Annualized.

4 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt
 /  Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 83.2%    OTHER INVESTMENT COMPANIES
          Market Value: $451,615
          Cost: $463,383

 11.8%    COMMON STOCK
          Market Value: $64,226
          Cost: $42,809

  5.0%    SHORT TERM INVESTMENTS
          Market Value: $27,011
          Cost: $27,011

--------------------------------------

100.0%    TOTAL INVESTMENTS
          Market Value: $542,852
          Cost: $533,203

COMMON STOCK 11.8% of investments

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
     AEROSPACE / DEFENSE 0.2%
     ---------------------------------------------------------
     Boeing Co.    5,484                                   245
     Crane Co.    200                                        6
     General Dynamics Corp.    1,300                       126
     Goodrich Corp.    700                                  22
     Lockheed Martin Corp.    2,900                        182
     Northrop Grumman Corp.    700                          84
     Raytheon Co.    2,300                                  97
     Rockwell Automation, Inc.    1,200                     26
     Rockwell Collins, Inc.    1,200                        29
     Textron, Inc.    1,000                                 49
     United Technologies Corp.    3,200                    225
                                                   -----------
                                                         1,091
     AIR TRANSPORTATION 0.0%
     ---------------------------------------------------------
   o AMR Corp.    1,000                                     21
     Delta Air Lines, Inc.    900                           25
   o FedEx Corp.     1,960                                 101
     Southwest Airlines Co.    4,537                        83
   o U.S. Airways Group, Inc.    400                         2
                                                   -----------
                                                           232
     ALCOHOLIC BEVERAGES 0.1%
     ---------------------------------------------------------
     Adolph Coors Co., Class B    200                       13
     Anheuser-Busch Cos., Inc.    5,800                    308
     Brown-Forman Corp., Class B    500                     39
                                                   -----------
                                                           360
     APPAREL  0.0%
     ---------------------------------------------------------
  o+ Jones Apparel Group, Inc.       800                    31
     Liz Claiborne, Inc.    800                             25
     Nike, Inc., Class B    1,700                           91
     Reebok International Ltd.    300                        8
     VF Corp.    800                                        35
                                                   -----------
                                                           190
     AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.2%
     ---------------------------------------------------------
     Cooper Tire & Rubber Co.     400                       10
     Cummins, Inc.    300                                   13
     Dana Corp.    1,085                                    22
     Danaher Corp.    900                                   65
     Delphi Corp.    3,884                                  60
     Eaton Corp.    500                                     42
     Ford Motor Co.    12,185                              195
     General Motors Corp.    3,450                         221
     Genuine Parts Co.    1,150                             40
     Goodyear Tire & Rubber Co.    1,000                    22
     Harley-Davidson, Inc.    2,000                        106
   o Navistar International Corp.     400                   16
     TRW, Inc.    800                                       44
     Visteon Corp.    1,047                                 16
                                                   -----------
                                                           872

See the Financial Notes, which are integral to this information.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
     BANKS 0.9%
     ---------------------------------------------------------
     AmSouth Bancorp.      2,600                            59
     Bank of America Corp.     10,280                      745
     Bank of New York Co., Inc.    4,900                   179
     Bank One Corp.    7,557                               309
     BB&T Corp.     3,000                                  114
     Comerica, Inc.    1,000                                63
     Fifth Third Bancorp.    3,658                         251
     FleetBoston Financial Corp.    6,778                  239
     Golden West Financial Corp.     1,100                  75
     Huntington Bancshares, Inc.     1,597                  32
     J.P. Morgan Chase & Co.      12,766                   448
     KeyCorp., Inc.    2,600                                73
   + Marshall & Ilsley Corp.     672                        43
     Mellon Financial Corp.    3,100                       117
     National City Corp.    4,100                          128
     Northern Trust Corp.    1,400                          74
     PNC Financial Services
     Group, Inc.    1,900                                  105
     Providian Financial Corp.    1,900                     14
     Regions Financial Corp.    1,400                       49
     SouthTrust Corp.    2,200                              59
     State Street Corp.    2,200                           112
     SunTrust Banks, Inc.    1,900                         129
     Synovus Financial Corp.    1,900                       51
     U.S. Bancorp.    12,554                               298
     Union Planters Corp.    900                            45
     Wachovia Corp.    8,836                               336
     Wells Fargo & Co.     11,135                          570
     Zions Bancorp.    600                                  33
                                                   -----------
                                                         4,750
     BUSINESS MACHINES & SOFTWARE 1.0%
     ---------------------------------------------------------
     Adobe Systems, Inc.     1,600                          64
   o Apple Computer, Inc.    2,200                          53
     Autodesk, Inc.    800                                  15
   o BMC Software, Inc.      1,600                          23
   o Cisco Systems, Inc.      47,700                       699
     Compaq Computer Corp.        11,264                   114
   o Compuware Corp.        2,400                           19
   o Comverse Technology, Inc.       1,000                  12
   o Dell Computer Corp.    16,900                         445
   o EMC Corp.       14,162                                129
   o Gateway, Inc.     2,100                                12
     Hewlett-Packard Co.    12,600                         215
     International Business
     Machines Corp.    11,300                              947
   o Lexmark International, Inc.,
     Class A   800                                          48
o(7) DMicrosoft Corp.    35,100                          1,834
   o NCR Corp.    600                                       23
   o Network Appliance, Inc.     2,000                      35
   o Novell, Inc.    2,200                                   8
   o Novellus Systems, Inc.    900                          43
   o Oracle Corp.    36,600                                368
   o Palm, Inc.    3,411                                    11
     Pitney Bowes, Inc.    1,800                            76
   o Sun Microsystems, Inc.     20,800                     170
   o Unisys Corp.     2,100                                 28
     Xerox Corp.    4,200                                   37
                                                   -----------
                                                         5,428
     BUSINESS SERVICES 0.4%
     ---------------------------------------------------------
   o Allied Waste Industries,
     Inc.    1,300                                          16
     Automatic Data Processing,
     Inc.    4,200                                         213
   o Cendant Corp.    6,415                                115
     Cintas Corp.    1,102                                  57
   o Citrix Systems, Inc.    1,200                          14
     Computer Associates
     International, Inc.    3,825                           71
   o Computer Sciences Corp.    1,090                       49
   o Concord EFS, Inc.     3,300                           108
   o Convergys Corp.    869                                 24
     Deluxe Corp.    500                                    22
     Electronic Data Systems Corp.    3,100                168
     Equifax, Inc.    900                                   25
     First Data Corp.    2,600                             207
   o Fiserv, Inc.    1,200                                  53
     H&R Block, Inc.    1,200                               48
     Interpublic Group of Cos., Inc.    2,500               77
   o Intuit, Inc.    1,327                                  52
   o Mercury Interactive Corp.     500                      19
     Omnicom Group, Inc.    1,200                          105
   o Parametric Technology Corp.    1,800                    7
     Paychex, Inc.    2,475                                 92
   o PeopleSoft, Inc.    1,900                              44
   o Qlogic Corp.     585                                   27

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
   o Robert Half International,
     Inc.    1,200                                          31
   o Sapient Corp.     800                                   4
   o Siebel Systems, Inc.     3,000                         73
   o Thermo Electron Corp.      900                         17
   o TMP Worldwide, Inc.    666                             20
     Tyco International Ltd.    12,949                     239
   o Veritas Software Corp.    2,600                        74
     Waste Management, Inc.    4,112                       108
   o Yahoo!, Inc.    3,600                                  53
                                                   -----------
                                                         2,232
     CHEMICAL 0.2%
     ---------------------------------------------------------
     3M Co.    2,600                                       327
     Air Products & Chemicals,
     Inc.    1,500                                          72
     Dow Chemical Co.    5,649                             180
     E.I. du Pont de Nemours
     & Co.    6,884                                        306
     Eastman Chemical Co.       600                         26
     Ecolab, Inc.    1,000                                  44
     Great Lakes Chemical Corp.    400                      10
   o Hercules, Inc.    700                                   9
     PPG Industries, Inc.    1,200                          63
     Praxair, Inc.    1,000                                 57
     Rohm & Haas Co.    1,421                               53
     Sherwin-Williams Co.     1,100                         34
     Sigma-Aldrich Corp.    700                             33
                                                   -----------
                                                         1,214
     CONSTRUCTION 0.0%
     ---------------------------------------------------------
     Centex Corp.    400                                    23
     Fluor Corp.    500                                     21
     KB Home Corp.       300                                15
     Masco Corp.    3,000                                   84
   o McDermott International,
     Inc.    400                                             6
     Pulte Homes, Inc.    200                               11
     The Stanley Works    600                               28
     Vulcan Materials Co.    700                            32
                                                   -----------
                                                           220
     CONSUMER: DURABLE 0.0%
     ---------------------------------------------------------
     Black & Decker Corp.      600                          29
     Leggett & Platt, Inc.    1,300                         34
     Maytag Corp.     600                                   28
     Whirlpool Corp.     500                                38
                                                   -----------
                                                           129
     CONSUMER: NONDURABLE 0.1%
     ---------------------------------------------------------
     American Greetings Corp.,
     Class A    400                                          7
     Darden Restaurants, Inc.    900                        36
     Fortune Brands, Inc.    1,000                          52
     Hasbro, Inc.    1,275                                  20
   o International Game Technology    500                   32
     Mattel, Inc.    2,825                                  58
     McDonald's Corp.      8,600                           244
     Newell Rubbermaid, Inc.      1,872                     59
   o Starbucks Corp.      2,440                             56
   o Tricon Global Restaurants,
     Inc.    1,030                                          65
     Tupperware Corp.      200                               5
     Wendy's International, Inc.    800                     30
                                                   -----------
                                                           664
     CONTAINERS 0.0%
     ---------------------------------------------------------
     Ball Corp.    200                                       9
     Bemis Co., Inc.    300                                 16
   o Pactiv Corp.     1,000                                 21
   o Sealed Air Corp.     621                               28
                                                   -----------
                                                            74
     ELECTRONICS 0.7%
     ---------------------------------------------------------
   o ADC Telecommunications, Inc.        5,000              19
   o Advanced Micro Devices, Inc.        2,040              23
   o Agilent Technologies, Inc.     2,917                   88
   o Altera Corp.     2,546                                 52
   o American Power Conversion Corp.    1,175               15
   o Analog Devices, Inc.    2,300                          85
   o Andrew Corp.       325                                  5
     Applied Biosystems Group -
     Applera Corp.    1,400                                 24
   o Applied Materials, Inc.     10,400                    253
   o Applied Micro Circuits Corp.    1,928                  13
   o Broadcom Corp., Class A        1,500                   52
   o CIENA Corp.    2,100                                   16
   o Conexant Systems, Inc.       1,300                     13
     Intel Corp.    43,800                               1,253
     ITT Industries, Inc.    600                            42
   o Jabil Circuit, Inc.    941                             19
   o JDS Uniphase Corp.    8,464                            37
   o KLA-Tencor Corp.       1,200                           71
     Linear Technology Corp.      2,000                     78

See the Financial Notes, which are integral to this information.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
   o LSI Logic Corp.     2,000                              26
     Lucent Technologies, Inc.    21,305                    98
   o Maxim Integrated Products,
     Inc.    2,100                                         105
   o Micron Technology, Inc.     3,600                      85
     Molex, Inc.    1,250                                   42
     Moody's Corp.    1,000                                 44
     Motorola, Inc.    14,070                              217
   o National Semiconductor Corp.    1,100                  35
  o+ Nvidia Corp.      900                                  31
     PerkinElmer, Inc.    600                                8
   o PMC Sierra, Inc.    1,100                              17
   o Power-One, Inc.      240                                2
   o Qualcomm, Inc.      4,800                             145
  o+ Rational Software Corp.      1,264                     18
   o Sanmina-SCI Corp.       3,400                          35
   o Solectron Corp.     5,300                              39
     Symbol Technologies, Inc.    1,284                     11
   o Tektronix, Inc.    500                                 11
   o Tellabs, Inc.    2,700                                 23
   o Teradyne, Inc.     1,100                               36
     Texas Instruments, Inc.    11,300                     349
     Thomas & Betts Corp.    381                             9
   o Univision Communications, Inc.,
     Class A    1,348                                       54
   o Vitesse Semiconductor
     Corp.    1,171                                          7
  o+ Waters Corp.      900                                  24
   o Xilinx, Inc.    2,100                                  79
                                                   -----------
                                                         3,708
     ENERGY: RAW MATERIALS 0.1%
     ---------------------------------------------------------
     Anadarko Petroleum Corp.      1,510                    81
     Apache Corp.    880                                    51
     Baker Hughes, Inc.    2,250                            85
     Burlington Resources, Inc.    1,410                    63
     Devon Energy Corp.     800                             39
     EOG Resources, Inc.     759                            32
     Halliburton Co.    2,974                               51
   o Nabors Industries, Inc.    1,000                       46
   o Noble Drilling Corp.    900                            39
     Occidental Petroleum
     Corp.    2,400                                         69
   o Rowan Cos., Inc.     600                               15
     Schlumberger Ltd.    3,600                            197
                                                   -----------
                                                           768
     FOOD & AGRICULTURE 0.5%
     ---------------------------------------------------------
     Archer-Daniels-Midland Co.    4,446                    59
     Campbell Soup Co.     2,800                            77
     Coca-Cola Co.    16,200                               899
     Coca-Cola Enterprises, Inc.    2,700                   53
     ConAgra Foods, Inc.    3,300                           81
     General Mills, Inc.    2,192                           97
     H.J. Heinz Co.    2,300                                97
     Hershey Foods Corp.     1,000                          68
     Kellogg Co.    2,700                                   97
     The Pepsi Bottling Group, Inc.    1,826                52
     PepsiCo, Inc.    11,370                               590
     Sara Lee Corp.    5,100                               108
     Supervalu, Inc.    900                                 27
     Sysco Corp.    4,400                                  128
   * Unilever NV     3,839                                 248
     Wm. Wrigley Jr. Co.    1,600                           88
                                                   -----------
                                                         2,769
     GOLD 0.0%
     ---------------------------------------------------------
     Barrick Gold Corp.    3,501                            70
     Newmont Mining Corp. Holding Co.    2,554              73
     Placer Dome, Inc.    2,200                             26
                                                   -----------
                                                           169
     HEALTHCARE / DRUGS & MEDICINE 1.7%
     ---------------------------------------------------------
     Abbott Laboratories    10,200                         550
     Allergan, Inc.    900                                  59
     AmerisourceBergen Corp.      700                       54
   o Amgen, Inc.     6,800                                 360
     Bausch & Lomb, Inc.     400                            14
     Baxter International, Inc.    3,800                   216
     Becton, Dickinson & Co.    1,800                       67
   o Biogen, Inc.    1,000                                  43
     Biomet, Inc.    1,575                                  44
   o Boston Scientific Corp.    2,774                       69
     Bristol-Myers Squibb Co.    12,800                    369
     C.R. Bard, Inc.    300                                 16
     Cardinal Health, Inc.    2,775                        192
   o Chiron Corp.     1,200                                 49
     Eli Lilly & Co.    7,400                              489
   o Forest Laboratories, Inc., Class A    1,200            93
  o+ Genzyme Corp. - General

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
     Division    1,400                                      57
   o Guidant Corp.    2,000                                 75
     HCA, INC.    3,400                                    163
  o+ Health Management Associates,
     Inc., Class A    1,600                                 34
   o HealthSouth Corp.      2,776                           42
   o Humana, Inc.     800                                   13
   o Immunex Corp.      3,500                               95
     IMS Health, Inc.    2,000                              41
     Johnson & Johnson    19,972                         1,275
   o King Pharmaceuticals, Inc.      1,388                  44
   o Manor Care, Inc.     500                               13
     McKesson Corp.     1,773                               72
   o Medimmune, Inc.       1,400                            47
     Medtronic, Inc.    7,800                              349
     Merck & Co., Inc.    14,800                           804
(10) Pfizer, Inc.     41,075                             1,493
     Pharmacia Corp.    8,365                              345
   o Quintiles Transnational Corp.     800                  11
     Schering-Plough Corp.    9,500                        259
   o St. Jude Medical, Inc.    430                          36
     Stryker Corp.    1,273                                 68
   o Tenet Healthcare Corp.     2,100                      154
     UnitedHealth Group, Inc.    2,000                     176
   o Watson Pharmaceuticals,
     Inc.    600                                            15
   o Wellpoint Health Networks,
     Inc.    1,000                                          75
     Wyeth    8,500                                        485
   o Zimmer Holdings, Inc.    1,200                         42
                                                   -----------
                                                         8,967
     HOUSEHOLD PRODUCTS  0.3%
     ---------------------------------------------------------
     Alberto-Culver Co., Class B    400                     22
     Avon Products, Inc.    1,500                           84
     Clorox Co.    1,600                                    71
     Colgate-Palmolive Co.    3,600                        191
     Gillette Co.    6,700                                 237
     International Flavors & Fragrances, Inc. 800           26
     Procter & Gamble Co.    8,500                         767
                                                   -----------
                                                         1,398
     INSURANCE 0.6%
     ---------------------------------------------------------
  +  ACE Ltd.     1,700                                     74
     Aetna, Inc.    834                                     40
     AFLAC, Inc.     3,600                                 108
     Allstate Corp.    4,700                               187
     AMBAC Financial Group,
     Inc.    684                                            43
     American International Group,
     Inc.    17,142                                      1,185
     AON Corp.      1,725                                   62
     Chubb Corp.      1,100                                 84
     CIGNA Corp.      1,000                                109
     Cincinnati Financial Corp.    1,200                    56
     Conseco, Inc.    2,171                                  8
     Hartford Financial Services
     Group, Inc.    1,400                                   97
     Jefferson-Pilot Corp.    1,050                         52
     John Hancock Financial
     Services    2,004                                      77
     Lincoln National Corp.    1,300                        62
     Loews Corp.      1,400                                 84
     Marsh & McLennan Cos., Inc.    1,800                  182
     MBIA, Inc.    1,050                                    57
     Metlife, Inc.    4,986                                170
     MGIC Investment Corp.       700                        50
     Progressive Corp.     1,500                            86
     SAFECO Corp.       800                                 27
     St. Paul Cos., Inc.    1,424                           71
     Torchmark Corp.    800                                 33
     UnumProvident Corp.       1,657                        47
     XL Capital Ltd., Class A    800                        75
                                                   -----------
                                                         3,126
     MEDIA 0.4%
     ---------------------------------------------------------
   o AOL Time Warner, Inc.    28,750                       547
   o Clear Channel Communications,
     Inc.    3,780                                         177
   o Comcast Corp., Special
     Class A    6,100                                      163
     Dow Jones & Co., Inc.     600                          33
     Gannett Co., Inc.    1,700                            125
     Knight-Ridder, Inc.    600                             40
     McGraw-Hill Cos., Inc.    1,400                        90
     Meredith Corp.     300                                 13
     New York Times Co., Class A    1,100                   51
     R.R. Donnelley & Sons Co.      800                     25
     Tribune Co.    1,900                                   84
   o Viacom, Inc., Class B    11,418                       538
     The Walt Disney Co.      13,717                       318
                                                   -----------
                                                         2,204

See the Financial Notes, which are integral to this information.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
     MISCELLANEOUS FINANCE 0.8%
     ---------------------------------------------------------
     American Express Co.    8,700                         357
     Bear Stearns Cos., Inc.    802                         50
     Capital One Financial Corp.    1,300                   78
   / Charles Schwab Corp.    8,783                         100
     Charter One Financial, Inc.    1,543                   54
     Citigroup, Inc.    33,476                           1,449
     Countrywide Credit Industries,
     Inc.    800                                            37
     Fannie Mae     6,500                                  513
     Franklin Resources, Inc.    1,700                      71
     Freddie Mac     4,500                                 294
     Household International, Inc.    3,033                177
     Lehman Brothers Holdings, Inc.    1,600                94
     MBNA Corp.      5,212                                 185
     Merrill Lynch & Co., Inc.    5,500                    231
     Morgan Stanley Dean Witter
     & Co.    7,310                                        349
     Stilwell Financial, Inc.    1,400                      30
     T. Rowe Price Group, Inc.     800                      28
     USA Education, Inc.    1,000                           96
     Washington Mutual, Inc.     6,274                     237
                                                   -----------
                                                         4,430
     NON-FERROUS METALS 0.1%
     ---------------------------------------------------------
     Alcan, Inc.    2,209                                   81
     Alcoa, Inc.    5,648                                  192
     Engelhard Corp.    800                                 24
   o Freeport-McMoran Copper &
     Gold, Inc., Class B    1,100                           20
     Inco Ltd.    1,300                                     26
     Phelps Dodge Corp.       540                           19
                                                   -----------
                                                           362
     OIL: DOMESTIC 0.1%
     ---------------------------------------------------------
     Amerada Hess Corp.    600                              46
     Ashland, Inc.    500                                   20
     Conoco, Inc., Class B    3,900                        109
     Kerr-McGee Corp.    621                                37
     Marathon Oil Corp.    2,100                            61
     Phillips Petroleum Co.    2,500                       150
     Sunoco, Inc.    600                                    21
     Transocean Sedco Forex,
     Inc.    2,016                                          72
     Unocal Corp.     1,600                                 59
                                                   -----------
                                                           575
     OIL: INTERNATIONAL 0.6%
     ---------------------------------------------------------
     ChevronTexaco Corp.    6,895                          598
 (8) Exxon Mobil Corp.        44,520                     1,788
   * Royal Dutch Petroleum
     Co.    14,000                                         732
                                                   -----------
                                                         3,118
     OPTICAL & PHOTO 0.0%
     ---------------------------------------------------------
     Eastman Kodak Co.     2,000                            64

     PAPER & FOREST PRODUCTS 0.1%
     ---------------------------------------------------------
     Boise Cascade Corp.     400                            14
     Georgia-Pacific Group    1,496                         43
     International Paper Co.    3,166                      131
     Kimberly-Clark Corp.    3,580                         233
     Louisiana-Pacific Corp.    700                          8
     MeadWestvaco Corp.    1,279                            38
     Temple-Inland, Inc.    400                             21
     Weyerhaeuser Co.    1,600                              96
                                                   -----------
                                                           584
     PRODUCER GOODS & MANUFACTURING 0.6%
     ---------------------------------------------------------
     Avery Dennison Corp.    700                            45
     Caterpillar, Inc.    2,300                            126
     Cooper Industries, Inc.    600                         26
     Corning, Inc.    6,000                                 40
     Deere & Co.    1,500                                   67
     Dover Corp.    1,400                                   52
     Emerson Electric Co.    2,800                         150
 (6) General Electric Co.    64,700                      2,041
     Honeywell International, Inc.    5,300                194
     Illinois Tool Works, Inc.    2,000                    144
     Ingersoll-Rand Co., Class A    1,100                   55
     Johnson Controls, Inc.    500                          43
     Millipore Corp.    200                                  8
     Pall Corp.    800                                      17
     Parker-Hannifin Corp.    700                           35
     Snap-On, Inc.    350                                   11
     W.W. Grainger, Inc.    600                             34
                                                   -----------
                                                         3,088
     RAILROAD & SHIPPING 0.1%
     ---------------------------------------------------------
     Burlington Northern Santa Fe
     Corp.    2,500                                         69
     CSX Corp.    1,500                                     54
     Norfolk Southern Corp.    2,500                        54
     Union Pacific Corp.    1,700                           96
                                                   -----------
                                                           273

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
     REAL PROPERTY 0.0%
     ---------------------------------------------------------
     Equity Office Properties
     Trust    2,600                                         74
   + Equity Residential Properties Trust   1,700            48
   + The Plum Creek Timber Co.,
     Inc.    1,200                                          37
                                                   -----------
                                                           159
     RETAIL 0.9%
     ---------------------------------------------------------
     Albertson's, Inc.    2,671                             90
   o AutoZone, Inc.     700                                 53
   o Bed, Bath & Beyond, Inc.    1,800                      67
   o Best Buy Co., Inc.     1,400                          104
   o Big Lots, Inc.    700                                  11
     Circuit City Stores-Circuit City
     Group    1,400                                         30
   o Costco Wholesale Corp.    3,000                       121
     CVS Corp.    2,600                                     87
     Dillards, Inc., Class A    700                         17
     Dollar General Corp.    2,202                          35
     Family Dollar Stores, Inc.    1,100                    38
   o Federated Department Stores, Inc.    1,400             56
     The Gap, Inc.    5,662                                 80
     Home Depot, Inc.    15,100                            700
     J.C. Penney Co., Inc. Holding Co.    1,700             37
   o Kohl's Corp.    2,200                                 162
   o Kroger Co.     5,300                                  121
     The Limited, Inc.    2,688                             51
     Lowe's Cos., Inc.    5,000                            211
     May Department Stores
     Co.    2,100                                           73
     Nordstrom, Inc.    900                                 21
   o Office Depot, Inc.     2,500                           48
     RadioShack Corp.     1,300                             41
   o Safeway, Inc.    3,300                                138
     Sears, Roebuck & Co.    2,100                         111
   o Staples, Inc.    3,050                                 61
     Target Corp.    5,800                                 253
     Tiffany & Co., Inc.    950                             38
     TJX Cos., Inc.    1,800                                78
   o Toys `R' Us, Inc.    1,200                             21
 (9) Wal-Mart Stores, Inc.    29,100                     1,625
     Walgreen Co.    6,600                                 249
     Winn-Dixie Stores, Inc.    1,200                       21
                                                   -----------
                                                         4,849
     STEEL 0.0%
     ---------------------------------------------------------
     Allegheny Technologies, Inc.    492                     8
     Nucor Corp.     600                                    35
     United States Steel Corp.     500                       9
     Worthington Industries, Inc.    300                     5
                                                   -----------
                                                            57
     TELEPHONE 0.5%
     ---------------------------------------------------------
     Alltel Corp.    2,100                                 104
     AT&T Corp.    23,042                                  302
   o AT&T Wireless Services,
     Inc.    16,425                                        147
   o Avaya, Inc.     1,775                                  11
     BellSouth Corp.    12,200                             370
     CenturyTel, Inc.    900                                25
   o Citizens Communications
     Co.    1,732                                           16
   o Nextel Communications, Inc.,
     Class A    4,800                                       27
     Nortel Networks Corp.      20,457                      70
   o Qwest Communications
     International, Inc.    10,622                          53
     SBC Communications, Inc.    22,088                    686
     Scientific-Atlanta, Inc.    1,000                      20
     Sprint Corp. (FON Group)      5,800                    92
   o Sprint Corp. (PCS Group)       5,900                   66
     Verizon Communications, Inc.    17,836                715
   o WorldCom, Inc. -- WorldCom
     Group     18,819                                       47
                                                   -----------
                                                         2,751
     TOBACCO 0.1%
     ---------------------------------------------------------
     Philip Morris Cos., Inc.    14,100                    767
     UST, Inc.    1,100                                     44
                                                   -----------
                                                           811
     TRAVEL & RECREATION 0.1%
     ---------------------------------------------------------
     Brunswick Corp.     600                                17
     Carnival Corp.    4,100                               137
   o Harrah's Entertainment, Inc.     900                   44
     Hilton Hotels Corp.    2,500                           41
     Marriott International, Inc.,
     Class A    1,500                                       66
   o Sabre Holdings Corp.    922                            43
     Starwood Hotels & Resorts
     Worldwide, Inc.     1,200                              45
                                                   -----------
                                                           393

See the Financial Notes, which are integral to this information.

     SECURITY AND NUMBER OF SHARES                  MKT. VALUE
                                                   ($ x 1,000)
     TRUCKING & FREIGHT 0.0%
     ---------------------------------------------------------
     Paccar, Inc.    600                                    43
     Ryder Systems, Inc.     400                            11
                                                   -----------
                                                            54

     UTILITIES: ELECTRIC & GAS 0.4%
     ---------------------------------------------------------
   o AES Corp.     3,200                                    26
     Allegheny Energy, Inc.    720                          30
     Ameren Corp.      900                                  38
     American Electric Power Co.,
     Inc.    2,080                                          95
   o Calpine Corp.    1,800                                 20
     Cinergy Corp.    1,000                                 35
     CMS Energy Corp.    700                                14
     Consolidated Edison,
     Inc.    1,500                                          65
     Constellation Energy Group,
     Inc.    1,000                                          32
     Dominion Resources, Inc.    1,667                     111
     DTE Energy Co.      1,000                              45
     Duke Energy Corp.      5,352                          205
     Dynegy, Inc., Class A     2,100                        38
     Edison International    2,200                          40
     El Paso Corp.    3,222                                129
     Entergy Corp.    1,500                                 70
     Exelon Corp.    2,162                                 117
     FirstEnergy Corp.    2,030                             68
     FPL Group, Inc.     1,300                              82
     KeySpan Corp.     900                                  32
     Kinder Morgan, Inc.     745                            36
   o Mirant Corp.     1,789                                 22
     NICOR, Inc.    300                                     14
     NiSource, Inc.    1,351                                30
     Peoples Energy Corp.      200                           8
     PG&E Corp.      2,400                                  56
     Pinnacle West Capital Corp.    600                     26
     PPL Corp.    1,000                                     38
     Progress Energy, Inc.     1,293                        67
     Public Service Enterprise
     Group, Inc.    1,500                                   69
     Reliant Energy, Inc.    1,924                          49
     Sempra Energy    1,360                                 35
     Southern Co.    4,500                                 128
     Teco Energy, Inc.    900                               25
     TXU Corp.    1,622                                     88
     Williams Cos., Inc.    3,000                           57
     XCEL Energy, Inc.    2,085                             53
                                                   -----------
                                                         2,093

     ---------------------------------------------------------
     OTHER INVESTMENT COMPANIES
     83.2% of investments
     ---------------------------------------------------------
/(3) Schwab International Index Fund(R),
     Select Shares    6,484,833                         82,228
/(2) Schwab S&P 500 Fund,
     Select Shares    5,835,112                         97,271
/(4) Schwab Small-Cap Index Fund(R),
     Select Shares    4,637,915                         81,627
/(1) Schwab Total Bond Market
     Fund    19,183,127                                190,489
                                                   -----------
                                                       451,615

     ---------------------------------------------------------
     SHORT TERM INVESTMENTS
     5.0% of investments
     ---------------------------------------------------------
     SECURITY                        FACE VALUE
        RATE, MATURITY DATE          ($ x 1,000)


     Brown Brothers Harriman,
     Grand Cayman Time Deposit,
       1.17%, 5/1/02                     1                   1

     SECURITY AND NUMBER OF SHARES

/(5) Schwab Value Advantage Money Fund(R),
     Investor Shares    27,010,493                      27,010
                                                   -----------
                                                        27,011

--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $542,852 a
Receivables:
       Fund shares sold                                                     636
       Dividends                                                             91
       Dividend tax reclaim                                                   1
       Investments sold                                                     450
Prepaid expenses                                                    +        12
                                                                    ------------
TOTAL ASSETS                                                            544,042

LIABILITIES
--------------------------------------------------------------------------------

Payables:
       Fund shares redeemed                                                 707
       Borrowings on line of credit                                         282
       Investment adviser and administrator fees                              9
       Transfer agent and shareholder service fees                           11
Accrued expenses                                                    +        52
                                                                    ------------
TOTAL LIABILITIES                                                         1,061

NET ASSETS
--------------------------------------------------------------------------------

TOTAL ASSETS                                                            544,042
TOTAL LIABILITIES                                                   -     1,061
                                                                    ------------
NET ASSETS                                                             $542,981

NET ASSETS BY SOURCE
Capital received from investors                                         537,064
Net investment income not yet distributed                                 2,373
Net realized capital losses                                              (6,105)
Net unrealized capital gains                                              9,649

NET ASSET VALUE (NAV)
                             SHARES
NET ASSETS   (DIVIDED BY)    OUTSTANDING    =      NAV
$542,981                     40,618                $13.37

a The fund paid $533,203 for these securities. Not counting short-term obligations and government securities, the fund paid $78,446 for securities during the report period and received $38,674 from securities it sold or that matured.

  Percent of fund shares of other Schwab funds owned as of the end of the report period:

  SCHWAB EQUITY INDEX FUNDS
  S&P 500 Fund                        1.3%
  Small-Cap Index Fund(R)             4.4%
  International Index Fund(R)         6.6%

  SCHWAB BOND INDEX FUNDS
  Total Bond Market Index Fund       18.8%

  SCHWAB MONEY FUNDS
  Value Advantage Money Fund(R)       0.1%

--------------------------------------------------------------------------------

  FEDERAL TAX DATA
  ---------------------------------------------
  COST BASIS OF PORTFOLIO             $540,640
  NET UNREALIZED GAINS AND LOSSES:
  Gains                                $36,888
  Losses                             + (34,676)
                                     ----------
                                        $2,212

--------------------------------------------------------------------------------

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                             $10,064  a
Interest                                                           +        7
                                                                   ------------
TOTAL INVESTMENT INCOME                                                10,071

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized losses on investments sold                                (1,625)
Net realized gains received from underlying funds                  +    2,585
                                                                   -----------
NET REALIZED GAINS                                                        960

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                     5,784

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                               1,136  b
Transfer agent and shareholder service fees                               649  c
Trustees' fees                                                              5  d
Custodian fees                                                             21
Portfolio accounting fees                                                  36
Professional fees                                                          13
Registration fees                                                          14
Shareholder reports                                                        24
Other expenses                                                     +        9
                                                                   -----------
Total expenses                                                          1,907
Expense reduction                                                  -      610  e
                                                                   -----------
NET EXPENSES                                                            1,297

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                10,071
NET EXPENSES                                                       -    1,297
                                                                   -----------
NET INVESTMENT INCOME                                                   8,774
NET REALIZED GAINS                                                        960  f
NET UNREALIZED GAINS                                               +    5,784  f
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS                                $15,518

a  $4 of this was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d  For the fund's independent trustees only.

e This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $6,744.


See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01 - 4/30/02 are unaudited.

OPERATIONS
------------------------------------------------------------------------------
                                           11/1/01-4/30/02   11/1/00-10/31/01
Net investment income                              $ 8,774           $ 17,045
Net realized gains                                     960                629
Net unrealized gains or losses                  +    5,784            (69,930)
                                                ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     15,518            (52,256)

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income                14,684             17,544
Distributions from net realized gains           +    4,608              3,575
                                                ------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID             $19,292           $ 21,119

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                 11/1/01-4/30/02          11/1/00-10/31/01
                             QUANTITY         VALUE     QUANTITY        VALUE
Shares sold                     5,924      $ 79,842       13,196    $ 190,130
Shares reinvested               1,388        18,646        1,406       20,399
Shares redeemed             +  (3,597)      (48,678)     (10,553)    (150,429)
                            --------------------------------------------------
NET INCREASE                    3,715      $ 49,810        4,049    $  60,100

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                  11/1/01-4/30/02          11/1/00-10/31/01
                               SHARES     NET ASSETS      SHARES   NET ASSETS
Beginning of period            36,903       $496,945      32,854     $510,220
Total increase or decrease  +   3,715         46,036       4,049      (13,275) a
                            --------------------------------------------------
END OF PERIOD                  40,618       $542,981      36,903     $496,945  b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $2,373 and $8,283 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

     This portfolio could be appropriate for conservative investors with shorter time horizons.

SCHWAB

MARKETTRACK
CONSERVATIVE PORTFOLIO

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios.(R) Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.



TICKER SYMBOL    SWCGX

THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND PORTFOLIO.


MANAGERS' PERSPECTIVE

EQUITY MARKETS STRUGGLED DURING THE REPORT PERIOD AS INVESTORS CONTINUED TO AVOID STOCKS. Reasons for this included the weak economy, accounting concerns and the ongoing conflicts in the Middle East. While most of the major market indices posted small gains during the period, the environment weakened noticeably during the last three months. Despite posting a modest gain, the portfolio underperformed the S&P 500(R) Index and the Conservative Composite Index during the report period.

FOR THE FIRST TIME IN 18 MONTHS, U.S. STOCKS, AS MEASURED BY THE S&P 500 INDEX, OUTPERFORMED BONDS, AS MEASURED BY THE LEHMAN AGGREGATE INDEX, OVER A SIX-MONTH PERIOD. The portfolio's return on its bond holdings was slightly negative, as bond prices fell and yields rose for all maturities. This trend was largely driven by improving economic data and the belief that the Federal Reserve's cycle of lowering interest rates was over. However, the portfolio's bond holdings helped stabilize returns when stocks values declined in the last three months of the period.

EXPOSURE TO SMALL- AND MID-CAP STOCKS ENHANCED THE PORTFOLIO'S PERFORMANCE, as these types of stocks were the best performers. In terms of style, value stocks outperformed growth stocks. International stocks also contributed to the portfolio's return for the report period.

AS A POTENTIAL ECONOMIC RECOVERY MATERIALIZES, THE QUESTION IS HOW IT WILL AFFECT DIFFERENT ASSET CLASSES. Maintaining exposure to all major asset classes, as the portfolio does, can be prudent. The portfolio's bond and cash holdings may help cushion the effects of stock market volatility.

CONSERVATIVE PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the portfolio with the S&P 500(R) Index, the Lehman Brothers U.S. Aggregate Bond Index and the Conservative Composite Index.

[BAR CHART]

                                                    LEHMAN BROTHERS   CONSERVATIVE
                                          S&P 500    U.S. AGGREGATE     COMPOSITE
                            PORTFOLIO 1    INDEX       BOND INDEX        INDEX 2
                            -----------    -----       ----------        -------
Total Return
 6 MONTHS 3                     1.76%       2.31%        (0.01%)           2.81%
 1 YEAR                        (0.32%)    (12.63%)        7.84%            0.14%
 5 YEARS                        6.95%       7.55%         7.66%            7.24%
 SINCE INCEPTION 11/20/95       7.23%      11.20%         6.98%              --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the Conservative Composite Index, the S&P 500 Index, and the Lehman Brothers U.S. Aggregate Bond Index.

[LINE CHART]

                                                LEHMAN BROTHERS      CONSERVATIVE
                                  S&P 500        U.S. AGGREGATE        COMPOSITE
                PORTFOLIO 1        INDEX           BOND INDEX           INDEX 2
                -----------        -----           ----------           -------
20-Nov-95         $10,000         $10,000            $10,000
   Nov-95         $10,080         $10,104            $10,076            $10,000
   Dec-95         $10,237         $10,299            $10,217            $10,150
   Jan-96         $10,337         $10,649            $10,285            $10,261
   Feb-96         $10,297         $10,748            $10,106            $10,245
   Mar-96         $10,287         $10,852            $10,035            $10,272
   Apr-96         $10,337         $11,011            $ 9,979            $10,390
   May-96         $10,378         $11,294            $ 9,959            $10,475
   Jun-96         $10,439         $11,337            $10,092            $10,502
   Jul-96         $10,256         $10,836            $10,120            $10,293
   Aug-96         $10,337         $11,064            $10,102            $10,424
   Sep-96         $10,643         $11,686            $10,278            $10,707
   Oct-96         $10,818         $12,009            $10,506            $10,844
   Nov-96         $11,179         $12,917            $10,686            $11,173
   Dec-96         $11,070         $12,661            $10,587            $11,112
   Jan-97         $11,174         $13,451            $10,620            $11,274
   Feb-97         $11,184         $13,557            $10,646            $11,268
   Mar-97         $10,965         $13,001            $10,528            $11,057
   Apr-97         $11,206         $13,776            $10,686            $11,227
   May-97         $11,604         $14,614            $10,787            $11,628
   Jun-97         $11,896         $15,268            $10,916            $11,915
   Jul-97         $12,413         $16,482            $11,210            $12,394
   Aug-97         $12,160         $15,559            $11,115            $12,178
   Sep-97         $12,540         $16,410            $11,280            $12,571
   Oct-97         $12,455         $15,862            $11,443            $12,422
   Nov-97         $12,603         $16,597            $11,496            $12,486
   Dec-97         $12,698         $16,882            $11,612            $12,605
   Jan-98         $12,829         $17,070            $11,761            $12,723
   Feb-98         $13,189         $18,300            $11,751            $13,082
   Mar-98         $13,418         $19,237            $11,791            $13,362
   Apr-98         $13,484         $19,432            $11,852            $13,454
   May-98         $13,431         $19,097            $11,965            $13,397
   Jun-98         $13,595         $19,873            $12,067            $13,532
   Jul-98         $13,484         $19,662            $12,092            $13,418
   Aug-98         $12,774         $16,823            $12,289            $12,640
   Sep-98         $13,139         $17,901            $12,577            $12,966
   Oct-98         $13,530         $19,357            $12,510            $13,247
   Nov-98         $13,843         $20,530            $12,581            $13,604
   Dec-98         $14,166         $21,712            $12,619            $13,954
   Jan-99         $14,348         $22,620            $12,709            $14,119
   Feb-99         $13,950         $21,916            $12,486            $13,737
   Mar-99         $14,200         $22,793            $12,555            $13,977
   Apr-99         $14,475         $23,675            $12,595            $14,286
   May-99         $14,269         $23,116            $12,484            $14,126
   Jun-99         $14,521         $24,399            $12,444            $14,423
   Jul-99         $14,452         $23,638            $12,392            $14,354
   Aug-99         $14,395         $23,520            $12,386            $14,283
   Sep-99         $14,464         $22,875            $12,530            $14,309
   Oct-99         $14,766         $24,323            $12,576            $14,561
   Nov-99         $14,986         $24,817            $12,575            $14,898
   Dec-99         $15,398         $26,279            $12,514            $15,443
   Jan-00         $15,022         $24,960            $12,473            $15,188
   Feb-00         $15,269         $24,487            $12,624            $15,663
   Mar-00         $15,738         $26,882            $12,791            $15,992
   Apr-00         $15,442         $26,073            $12,754            $15,624
   May-00         $15,229         $25,539            $12,747            $15,389
   Jun-00         $15,667         $26,169            $13,012            $15,890
   Jul-00         $15,584         $25,761            $13,131            $15,822
   Aug-00         $16,085         $27,361            $13,321            $16,351
   Sep-00         $15,835         $25,917            $13,405            $16,140
   Oct-00         $15,787         $25,808            $13,493            $15,993
   Nov-00         $15,462         $23,774            $13,715            $15,582
   Dec-00         $15,815         $23,891            $13,970            $16,013
   Jan-01         $16,087         $24,739            $14,198            $16,323
   Feb-01         $15,594         $22,483            $14,321            $15,852
   Mar-01         $15,297         $21,057            $14,393            $15,447
   Apr-01         $15,732         $22,693            $14,332            $15,904
   May-01         $15,807         $22,845            $14,418            $15,980
   Jun-01         $15,770         $22,290            $14,473            $15,911
   Jul-01         $15,820         $22,072            $14,797            $15,938
   Aug-01         $15,632         $20,690            $14,967            $15,728
   Sep-01         $15,107         $19,018            $15,141            $15,115
   Oct-01         $15,410         $19,382            $15,457            $15,491
   Nov-01         $15,675         $20,868            $15,244            $15,807
   Dec-01         $15,759         $21,052            $15,147            $15,906
   Jan-02         $15,643         $20,744            $15,269            $15,812
   Feb-02         $15,592         $20,344            $15,417            $15,752
   Mar-02         $15,759         $21,109            $15,161            $15,954
30-Apr-02         $15,682         $19,830            $15,456            $15,926

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The Conservative Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 20% large-cap stocks, 10% small-cap stocks, 10% foreign stocks, 55% bonds and 5% cash. As of 4/30/02, the total number of funds in the Large-Cap, Small-Cap, Foreign Stock and Intermediate-Term Bond Fund categories for the 6-month, one- and five-year periods was 965, 270, 901, 670; 921, 252, 853, 629; and 507,115, 422, 383,
   respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

3  Not annualized.

PORTFOLIO FACTS


TOP TEN HOLDINGS 1 as of 4/30/02

 (1) SCHWAB TOTAL BOND MARKET INDEX FUND          55.0%
 (2) SCHWAB S&P 500 FUND-SELECT SHARES            13.4%
 (3) SCHWAB INTERNATIONAL INDEX FUND(R)-
       SELECT SHARES                              10.1%
 (4) SCHWAB SMALL-CAP INDEX FUND(R)-
       SELECT SHARES                              10.1%
 (5) SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
       INVESTOR SHARES                             4.6%
 (6) WASCHOVIA BANK NA, GRAND CAYMAN
       TIME DEPOSIT                                0.3%
 (7) GENERAL ELECTRIC CO                           0.2%
 (8) MICROSOFT CORP                                0.2%
 (9) EXXON MOBIL CORP                              0.2%
(10) WAL-MART STORES, INC                          0.2%
     --------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS              94.3%


STATISTICS as of 4/30/02

                                                   PEER GROUP
                                  PORTFOLIO         AVERAGE 2
-------------------------------------------------------------
Number of Holdings                     503              250
-------------------------------------------------------------
Median Market Cap ($ Mil)          $36,050          $31,881
-------------------------------------------------------------
Price/Earnings (P/E) Ratio            28.9             29.1
-------------------------------------------------------------
Price/Book (P/B) Ratio                 4.5              4.6
-------------------------------------------------------------
12-Month Yield                        3.75%            2.29%
-------------------------------------------------------------
Portfolio Turnover Rate 3                6%             101%
-------------------------------------------------------------
Three-Year Beta                       0.34             0.47
-------------------------------------------------------------


EXPENSE RATIO as of 4/30/02

[BAR CHART]

PORTFOLIO                       0.50% 3
PEER GROUP AVERAGE              1.26% 2


PORTFOLIO WEIGHTINGS as of 4/30/02

This shows the composition by asset class of the fund's portfolio as of the report date.

ASSET MIX

[PIE CHART]

1   55.0%   Bonds
2   19.9%   Large-Cap Stocks
3   10.1%   International Stocks
4   10.1%   Small-Cap Stocks
5    4.9%   Short Term Investments

TARGET MIX IN NEUTRAL MARKETS

[PIE CHART]

1   55.0%   Bonds
2   20.0%   Large-Cap Stocks
3   10.0%   Small-Cap Stocks
4   10.0%   International Stocks
5    5.0%   Short Term Investments

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 876 funds in the Domestic Hybrid Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                       11/1/01-     11/1/00-      11/1/99-      11/1/98-      11/1/97-      11/1/96-
                                                       4/30/02      10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  12.22        13.12         12.73         12.11         11.71         10.51
                                                       -----------------------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                                0.28         0.49          0.47          0.41          0.35          0.35
    Net realized and unrealized gains or losses         (0.06)       (0.80)         0.41          0.68          0.64          1.21
                                                       -----------------------------------------------------------------------------
    Total income or loss from investment
      operations                                         0.22        (0.31)         0.88          1.09          0.99          1.56
Less distributions:
    Dividends from net investment income                (0.29)       (0.50)        (0.46)        (0.40)        (0.35)        (0.36)
    Distributions from net realized gains               (0.06)       (0.09)        (0.03)        (0.07)        (0.24)           --
                                                       -----------------------------------------------------------------------------
    Total distributions                                 (0.35)       (0.59)        (0.49)        (0.47)        (0.59)        (0.36)
                                                       -----------------------------------------------------------------------------
Net asset value at end of period                        12.09        12.22         13.12         12.73         12.11         11.71
                                                       =============================================================================
Total return (%)                                         1.76 2      (2.39)         6.92          9.13          8.64         15.12

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 4                                   0.50 3       0.50          0.56 1        0.57          0.58          0.81
Expense reductions reflected in above ratio              0.26 3       0.27          0.27          0.35          0.64          0.84
Ratio of net investment income to
  average net assets                                     4.54 3       3.85          3.58          3.28          3.26          3.40
Portfolio turnover rate                                     6           15            16             8            58           104
Net assets, end of period ($ x 1,000,000)                 231          211           194           167           115            41

1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2  Not annualized.

3  Annualized.

4 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt
 /  Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


[PIE CHART]

  88.5%    OTHER INVESTMENT COMPANIES
           Market Value: $204,398
           Cost: $206,398

   6.6%    COMMON STOCK
           Market Value: $15,162
           Cost: $11,584

   4.9%    SHORT TERM INVESTMENTS
           Market Value: $11,382
           Cost: $11,382

-------------------------------------

 100.0%    TOTAL INVESTMENTS
           Market Value: $230,942
           Cost: $229,364


COMMON STOCK 6.6% of investments

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
      AEROSPACE / DEFENSE 0.1%
      ---------------------------------------------------------------
      Boeing Co.    1,346                                         60
      Crane Co.    150                                             4
      General Dynamics Corp.    300                               29
      Goodrich Corp.    200                                        6
      Lockheed Martin Corp.    600                                38
      Northrop Grumman Corp.    200                               24
      Raytheon Co.    500                                         21
      Rockwell Automation, Inc.    300                             7
      Rockwell Collins, Inc.    300                                7
      Textron, Inc.    200                                        10
      United Technologies Corp.    700                            49
                                                              ------
                                                                 255
      AIR TRANSPORTATION 0.0%
      ---------------------------------------------------------------
    o AMR Corp.    200                                             4
      Delta Air Lines, Inc.    200                                 6
    o FedEx Corp.    460                                          24
      Southwest Airlines Co.    1,218                             22
                                                              ------
                                                                  56
      ALCOHOLIC BEVERAGES 0.0%
      ---------------------------------------------------------------
      Adolph Coors Co., Class B    100                             7
      Anheuser-Busch Cos., Inc.    1,400                          74
      Brown-Forman Corp., Class B    100                           8
                                                              ------
                                                                  89
      APPAREL 0.0%
      ---------------------------------------------------------------
   o+ Jones Apparel Group, Inc.    200                             8
      Liz Claiborne, Inc.    200                                   6
      Nike, Inc., Class B    400                                  21
      Reebok International Ltd.    100                             3
      VF Corp.    200                                              9
                                                              ------
                                                                  47
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 0.1%
      ---------------------------------------------------------------
      Cooper Tire & Rubber Co.    100                              2
      Cummins, Inc.    100                                         4
      Dana Corp.    292                                            6
      Danaher Corp.    200                                        14
      Delphi Corp.    868                                         14
      Eaton Corp.    100                                           8
      Ford Motor Co.    2,921                                     47
      General Motors Corp.    825                                 53
      Genuine Parts Co.    250                                     9
      Goodyear Tire & Rubber Co.    300                            7
      Harley-Davidson, Inc.    400                                21
    o Navistar International Corp.    100                          4
      TRW, Inc.    200                                            11
      Visteon Corp.    248                                         4
                                                              ------
                                                                 204
      BANKS 0.5%
      ---------------------------------------------------------------
      AmSouth Bancorp.    600                                     14
      Bank of America Corp.    2,411                             175
      Bank of New York Co., Inc.    1,100                         40
      Bank One Corp.    1,846                                     75

See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
      BB&T Corp.    700                                           27
      Comerica, Inc.    300                                       19
      Fifth Third Bancorp.    867                                 59
      FleetBoston Financial Corp.    1,557                        55
      Golden West Financial Corp.    200                          14
      Huntington Bancshares, Inc.    423                           8
      J.P. Morgan Chase & Co.    3,014                           106
      KeyCorp., Inc.    700                                       20
    + Marshall & Ilsley Corp.    161                              10
      Mellon Financial Corp.    800                               30
      National City Corp.    1,000                                31
      Northern Trust Corp.    300                                 16
      PNC Financial Services Group,
      Inc.    400                                                 22
      Providian Financial Corp.    400                             3
      Regions Financial Corp.    300                              10
      SouthTrust Corp.    400                                     11
      State Street Corp.    500                                   25
      SunTrust Banks, Inc.    500                                 34
      Synovus Financial Corp.    400                              11
      U.S. Bancorp.    3,022                                      72
      Union Planters Corp.    200                                 10
      Wachovia Corp.    2,200                                     84
      Wells Fargo & Co.    2,560                                 131
      Zions Bancorp.    100                                        5
                                                              ------
                                                               1,117
      BUSINESS MACHINES & SOFTWARE 0.6%
      ---------------------------------------------------------------
      Adobe Systems, Inc.    400                                  16
    o Apple Computer, Inc.    400                                 10
      Autodesk, Inc.    200                                        4
    o BMC Software, Inc.    400                                    6
    o Cisco Systems, Inc.    11,100                              162
      Compaq Computer Corp.    2,693                              27
    o Compuware Corp.    600                                       5
    o Comverse Technology, Inc.    300                             3
    o Dell Computer Corp.    4,000                               105
    o EMC Corp.    3,350                                          30
    o Gateway, Inc.    500                                         3
      Hewlett-Packard Co.    3,100                                53
      International Business Machines
      Corp.    2,650                                             222
    o Lexmark International, Inc.,
      Class A    200                                              12
 o(8) Microsoft Corp.    8,300                                   434
    o NCR Corp.    200                                             8
    o Network Appliance, Inc.    500                               9
    o Novell, Inc.    500                                          2
    o Novellus Systems, Inc.    150                                7
    o Oracle Corp.    8,600                                       86
    o Palm, Inc.    741                                            2
      Pitney Bowes, Inc.    400                                   17
    o Sun Microsystems, Inc.    5,000                             41
    o Unisys Corp.    500                                          7
      Xerox Corp.    1,000                                         9
                                                              ------
                                                               1,280
      BUSINESS SERVICES 0.2%
      ---------------------------------------------------------------
    o Allied Waste Industries, Inc.    300                         4
      Automatic Data Processing,
      Inc.    1,000                                               51
    o Cendant Corp.    1,459                                      26
      Cintas Corp.    260                                         13
    o Citrix Systems, Inc.    300                                  3
      Computer Associates
      International, Inc.    850                                  16
    o Computer Sciences Corp.    258                              12
    o Concord EFS, Inc.    800                                    26
    o Convergys Corp.    174                                       5
      Deluxe Corp.    100                                          4
      Electronic Data Systems
      Corp.    700                                                38
      Equifax, Inc.    200                                         5
      First Data Corp.    600                                     48
    o Fiserv, Inc.    300                                         13
      H&R Block, Inc.    300                                      12
      Interpublic Group of Cos.,
      Inc.    600                                                 19
    o Intuit, Inc.    313                                         12
    o Mercury Interactive Corp.    100                             4
      Omnicom Group, Inc.    300                                  26
    o Parametric Technology Corp.    500                           2
      Paychex, Inc.    525                                        20
    o PeopleSoft, Inc.    400                                      9
    o Qlogic Corp.    138                                          6
    o Robert Half International, Inc.    300                       8
    o Sapient Corp.    200                                         1
    o Siebel Systems, Inc.    600                                 14
    o Thermo Electron Corp.    200                                 4

See the Financial Notes, which are integral to this information.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
    o TMP Worldwide, Inc.    191                                   6
      Tyco International Ltd.    3,013                            56
    o Veritas Software Corp.    600                               17
      Waste Management, Inc.    1,007                             27
    o Yahoo!, Inc.    800                                         12
                                                              ------
                                                                 519
      CHEMICAL 0.1%
      ---------------------------------------------------------------
      3M Co.    600                                               76
      Air Products & Chemicals,
      Inc.    400                                                 19
      Dow Chemical Co.    1,322                                   42
      E.I. du Pont de Nemours
      & Co.    1,625                                              72
      Eastman Chemical Co.    100                                  4
      Ecolab, Inc.    200                                          9
      Great Lakes Chemical
      Corp.    100                                                 3
    o Hercules, Inc.    200                                        2
      PPG Industries, Inc.    300                                 16
      Praxair, Inc.    200                                        11
      Rohm & Haas Co.    373                                      14
      Sherwin-Williams Co.    300                                  9
      Sigma-Aldrich Corp.    200                                  10
                                                              ------
                                                                 287
      CONSTRUCTION 0.0%
      ---------------------------------------------------------------
      Centex Corp.    100                                          6
      Fluor Corp.    100                                           4
      KB Home Corp.    100                                         5
      Masco Corp.    700                                          20
    o McDermott International,
      Inc.    100                                                  1
      The Stanley Works    100                                     5
      Vulcan Materials Co.    200                                  9
                                                              ------
                                                                  50
      CONSUMER: DURABLE 0.0%
      ---------------------------------------------------------------
      Black & Decker Corp.    200                                 10
      Leggett & Platt, Inc.    300                                 8
      Maytag Corp.    100                                          5
      Whirlpool Corp.    100                                       7
                                                              ------
                                                                  30
      CONSUMER: NONDURABLE 0.1%
      ---------------------------------------------------------------
      American Greetings Corp.,
      Class A    100                                               2
      Darden Restaurants, Inc.    200                              8
      Fortune Brands, Inc.    200                                 10
      Hasbro, Inc.    325                                          5
    o International Game
      Technology    114                                            7
      Mattel, Inc.    650                                         13
      McDonald's Corp.    2,100                                   60
      Newell Rubbermaid, Inc.    436                              14
    o Starbucks Corp.    560                                      13
    o Tricon Global Restaurants,
      Inc.    240                                                 15
      Tupperware Corp.    100                                      2
      Wendy's International, Inc.    200                           8
                                                              ------
                                                                 157
      CONTAINERS 0.0%
      ---------------------------------------------------------------
      Bemis Co., Inc.    100                                       5
    o Pactiv Corp.    300                                          6
    o Sealed Air Corp.    153                                      7
                                                              ------
                                                                  18
      ELECTRONICS 0.4%
      ---------------------------------------------------------------
    o ADC Telecommunications,
      Inc.    1,000                                                4
    o Advanced Micro Devices,
      Inc.    560                                                  6
    o Agilent Technologies, Inc.    710                           21
    o Altera Corp.    510                                         11
    o American Power Conversion
      Corp.   225                                                  3
    o Analog Devices, Inc.   600                                  22
    o Andrew Corp.    100                                          2
      Applied Biosystems Group -
      Applera Corp.   300                                          5
    o Applied Materials, Inc.    2,400                            58
    o Applied Micro Circuits Corp.    455                          3
    o Broadcom Corp., Class A    342                              12
    o CIENA Corp.    500                                           4
    o Conexant Systems, Inc.    300                                3
      Intel Corp.    10,400                                      298
      ITT Industries, Inc.    100                                  7
    o Jabil Circuit, Inc.   222                                    5
    o JDS Uniphase Corp.   2,010                                   9
    o KLA-Tencor Corp.    300                                     18
      Linear Technology Corp.    500                              19
    o LSI Logic Corp.    500                                       6
      Lucent Technologies, Inc.    5,019                          23

See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
    o Maxim Integrated Products,
      Inc.    500                                                 25
    o Micron Technology, Inc.   900                               21
      Molex, Inc.   250                                            8
      Moody's Corp.   300                                         13
      Motorola, Inc.   3,316                                      51
    o National Semiconductor
      Corp.    300                                                 9
   o+ Nvidia Corp.    200                                          7
      PerkinElmer, Inc.    200                                     3
    o PMC Sierra, Inc.     300                                     5
    o Power-One, Inc.     57                                       1
    o Qualcomm, Inc.    1,200                                     36
   o+ Rational Software Corp.    298                               4
    o Sanmina-SCI Corp.    800                                     8
    o Solectron Corp.    1,000                                     7
      Symbol Technologies, Inc.    303                             3
    o Tektronix, Inc.    200                                       4
    o Tellabs, Inc.    600                                         5
    o Teradyne, Inc.    300                                       10
      Texas Instruments, Inc.   2,700                             84
      Thomas & Betts Corp.    100                                  2
    o Univision Communications, Inc.,
      Class A    319                                              13
    o Vitesse Semiconductor
      Corp.    276                                                 2
   o+ Waters Corp.    200                                          5
    o Xilinx, Inc.    500                                         19
                                                              ------
                                                                 884
      ENERGY: RAW MATERIALS 0.1%
      ---------------------------------------------------------------
      Anadarko Petroleum Corp.   367                              20
      Apache Corp.   220                                          13
      Baker Hughes, Inc.   470                                    18
      Burlington Resources, Inc.    300                           13
      Devon Energy Corp.    200                                   10
      EOG Resources, Inc.    180                                   8
      Halliburton Co.   714                                       12
    o Nabors Industries, Inc.    200                               9
    o Noble Drilling Corp.   200                                   9
      Occidental Petroleum Corp.    600                           17
    o Rowan Cos., Inc.    100                                      2
      Schlumberger Ltd.    900                                    49
                                                              ------
                                                                 180
      FOOD & AGRICULTURE 0.3%
      ---------------------------------------------------------------
      Archer-Daniels-Midland
      Co.    1,014                                                13
      Campbell Soup Co.   700                                     19
      Coca-Cola Co.    3,800                                     211
      Coca-Cola Enterprises, Inc.    700                          14
      ConAgra Foods, Inc.    800                                  20
      General Mills, Inc.    482                                  21
      H.J. Heinz Co.    600                                       25
      Hershey Foods Corp.    200                                  14
      Kellogg Co.    600                                          22
      The Pepsi Bottling Group,
      Inc.    500                                                 14
      PepsiCo, Inc.    2,660                                     138
      Sara Lee Corp.    1,200                                     25
      Supervalu, Inc.    200                                       6
      Sysco Corp.    1,000                                        29
    * Unilever NV     892                                         58
      Wm. Wrigley Jr. Co.    400                                  22
                                                              ------
                                                                 651
      GOLD 0.0%
      ---------------------------------------------------------------
      Barrick Gold Corp.    812                                   16
      Newmont Mining Corp. Holding Co.    643                     19
      Placer Dome, Inc.    600                                     7
                                                              ------
                                                                  42
      HEALTHCARE / DRUGS & MEDICINE 0.9%
      ---------------------------------------------------------------
      Abbott Laboratories    2,400                               129
      Allergan, Inc.    200                                       13
      AmerisourceBergen Corp.    200                              16
    o Amgen, Inc.    1,600                                        85
      Bausch & Lomb, Inc.    100                                   4
      Baxter International, Inc.    900                           51
      Becton, Dickinson & Co.    400                              15
    o Biogen, Inc.    200                                          9
      Biomet, Inc.    450                                         13
    o Boston Scientific Corp.    634                              16
      Bristol-Myers Squibb Co.    3,000                           86
      C.R. Bard, Inc.    100                                       5
      Cardinal Health, Inc.    700                                48
    o Chiron Corp.    300                                         12
      Eli Lilly & Co.    1,725                                   114

See the Financial Notes, which are integral to this information.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
    o Forest Laboratories, Inc.,
      Class A    300                                              23
   o+ Genzyme Corp. - General
      Division    325                                             13
    o Guidant Corp.    500                                        19
      HCA, INC.    900                                            43
   o+ Health Management Associates,
      Inc., Class A    400                                         9
    o HealthSouth Corp.    700                                    11
    o Humana, Inc.    200                                          3
    o Immunex Corp.    800                                        22
      IMS Health, Inc.   500                                      10
      Johnson & Johnson    4,692                                 300
    o King Pharmaceuticals, Inc.   366                            11
    o Manor Care, Inc.    100                                      3
      McKesson Corp.     422                                      17
    o Medimmune, Inc.    300                                      10
      Medtronic, Inc.    1,900                                    85
      Merck & Co., Inc.    3,500                                 190
      Pfizer, Inc.    9,675                                      352
      Pharmacia Corp.    1,952                                    80
    o Quintiles Transnational Corp.    200                         3
      Schering-Plough Corp.    2,300                              63
    o St. Jude Medical, Inc.    100                                8
      Stryker Corp.    301                                        16
    o Tenet Healthcare Corp.    500                               37
      UnitedHealth Group, Inc.    500                             44
    o Watson Pharmaceuticals, Inc.    100                          2
    o Wellpoint Health Networks, Inc.    200                      15
      Wyeth    2,000                                             114
    o Zimmer Holdings, Inc.    200                                 7
                                                              ------
                                                               2,126
      HOUSEHOLD PRODUCTS 0.2%
      ---------------------------------------------------------------
      Alberto-Culver Co., Class B    100                           6
      Avon Products, Inc.   400                                   22
      Clorox Co.   300                                            13
      Colgate-Palmolive Co.   900                                 48
      Gillette Co.   1,700                                        60
      International Flavors & Fragrances, Inc.   200               6
      Procter & Gamble Co.   2,000                               181
                                                              ------
                                                                 336
      INSURANCE 0.3%
      ---------------------------------------------------------------
    + ACE Ltd.    400                                             17
      Aetna, Inc.   222                                           11
      AFLAC, Inc.   800                                           24
      Allstate Corp.   1,100                                      44
      AMBAC Financial Group,
      Inc.   162                                                  10
      American International
      Group, Inc.   3,979                                        275
      AON Corp.   375                                             13
      Chubb Corp.    300                                          23
      CIGNA Corp.    200                                          22
      Cincinnati Financial Corp.   300                            14
      Conseco, Inc.   515                                          2
      Hartford Financial Services
      Group, Inc.   400                                           28
      Jefferson-Pilot Corp.   225                                 11
      John Hancock Financial
      Services   473                                              18
      Lincoln National Corp.   300                                14
      Loews Corp.   300                                           18
      Marsh & McLennan Cos.,
      Inc.   450                                                  46
      MBIA, Inc.   300                                            16
      Metlife, Inc.   1,178                                       40
      MGIC Investment Corp.    200                                14
      Progressive Corp.   300                                     17
      SAFECO Corp.    200                                          7
      St. Paul Cos., Inc.    356                                  18
      Torchmark Corp.   200                                        8
      UnumProvident Corp.   346                                   10
      XL Capital Ltd., Class A   200                              19
                                                              ------
                                                                 739
      MEDIA 0.2%
      ---------------------------------------------------------------
    o AOL Time Warner, Inc.   6,850                              130
    o Clear Channel Communications,
      Inc.   867                                                  41
    o Comcast Corp., Special
      Class A   1,400                                             38
      Dow Jones & Co., Inc.   100                                  6
      Gannett Co., Inc.   400                                     29
      Knight-Ridder, Inc.   100                                    7
      McGraw-Hill Cos., Inc.   300                                19
      Meredith Corp.   100                                         4

See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
      New York Times Co., Class A    300                          14
      R.R. Donnelley & Sons Co.    200                             6
      Tribune Co.    500                                          22
    o Viacom, Inc., Class B    2,660                             125
      The Walt Disney Co.    3,227                                75
                                                              ------
                                                                 516
      MISCELLANEOUS FINANCE 0.5%
      ---------------------------------------------------------------
      American Express Co.    2,100                               86
      Bear Stearns Cos., Inc.    145                               9
      Capital One Financial Corp.    300                          18
    / Charles Schwab Corp.    2,125                               24
      Charter One Financial, Inc.    330                          12
      Citigroup, Inc.    7,882                                   341
      Countrywide Credit Industries,
      Inc.    200                                                  9
      Fannie Mae    1,525                                        120
      Franklin Resources, Inc.    400                             17
      Freddie Mac    1,100                                        72
      Household International,
      Inc.    706                                                 41
      Lehman Brothers Holdings,
      Inc.    400                                                 24
      MBNA Corp.    1,305                                         46
      Merrill Lynch & Co.,
      Inc.    1,300                                               54
      Morgan Stanley Dean Witter
      & Co.    1,730                                              83
      Stilwell Financial, Inc.    400                              9
      T. Rowe Price Group, Inc.    200                             7
      USA Education, Inc.    200                                  19
      Washington Mutual, Inc.    1,431                            54
                                                              ------
                                                               1,045
      NON-FERROUS METALS 0.0%
      ---------------------------------------------------------------
      Alcan, Inc.    502                                          18
      Alcoa, Inc.    1,312                                        45
      Engelhard Corp.    200                                       6
    o Freeport-McMoran Copper &
      Gold, Inc., Class B    300                                   5
      Inco Ltd.    300                                             6
      Phelps Dodge Corp.    135                                    5
                                                              ------
                                                                  85
      OIL: DOMESTIC 0.1%
      ---------------------------------------------------------------
      Amerada Hess Corp.    100                                    8
      Ashland, Inc.    100                                         4
      Conoco, Inc., Class B    1,000                              28
      Kerr-McGee Corp.    136                                      8
      Marathon Oil Corp.    500                                   15
      Phillips Petroleum Co.    560                               33
      Sunoco, Inc.    100                                          3
      Transocean Sedco Forex,
      Inc.    474                                                 17
      Unocal Corp.    400                                         15
                                                              ------
                                                                 131
      OIL: INTERNATIONAL  0.3%
      ---------------------------------------------------------------
      ChevronTexaco Corp.    1,593                               138
  (9) Exxon Mobil Corp.    10,568                                425
    * Royal Dutch Petroleum Co.    3,300                         172
                                                              ------
                                                                 735
      OPTICAL & PHOTO 0.0%
      ---------------------------------------------------------------
      Eastman Kodak Co.    500                                    16

      PAPER & FOREST PRODUCTS 0.1%
      ---------------------------------------------------------------
      Boise Cascade Corp.    100                                   3
      Georgia-Pacific Group    379                                11
      International Paper Co.    789                              33
      Kimberly-Clark Corp.    856                                 56
      Louisiana-Pacific Corp.    100                               1
      MeadWestvaco Corp.    394                                   12
      Temple-Inland, Inc.    100                                   5
      Weyerhaeuser Co.    300                                     18
                                                              ------
                                                                 139
      PRODUCER GOODS & MANUFACTURING 0.3%
      ---------------------------------------------------------------
      Avery Dennison Corp.   200                                  13
      Caterpillar, Inc.    600                                    33
      Cooper Industries, Inc.    100                               4
      Corning, Inc.    1,400                                       9
      Deere & Co.    400                                          18
      Dover Corp.    300                                          11
      Emerson Electric Co.    700                                 37
  (7) General Electric Co.    15,300                             483
      Honeywell International,
      Inc.    1,275                                               47
      Illinois Tool Works, Inc.    500                            36
      Ingersoll-Rand Co.,
      Class A    250                                              12
      Johnson Controls, Inc.    100                                9
      Millipore Corp.    100                                       4
      Pall Corp.    200                                            4

See the Financial Notes, which are integral to this information.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
      Parker-Hannifin Corp.    150                                 8
      Snap-On, Inc.    100                                         3
      W.W. Grainger, Inc.    100                                   6
                                                              ------
                                                                 737
      RAILROAD & SHIPPING 0.0%
      ---------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.    600                                                16
      CSX Corp.    300                                            11
      Norfolk Southern Corp.    600                               13
      Union Pacific Corp.    400                                  23
                                                              ------
                                                                  63
      REAL PROPERTY 0.0%
      ---------------------------------------------------------------
      Equity Office Properties Trust    600                       17
    + Equity Residential Properties
      Trust    400                                                12
    + The Plum Creek Timber
      Co., Inc.    300                                             9
                                                              ------
                                                                  38
      RETAIL 0.5%
      ---------------------------------------------------------------
      Albertson's, Inc.    652                                    22
    o AutoZone, Inc.    200                                       15
    o Bed, Bath & Beyond, Inc.    400                             15
    o Best Buy Co., Inc.    300                                   22
    o Big Lots, Inc.    200                                        3
      Circuit City Stores-Circuit
      City Group    300                                            7
    o Costco Wholesale Corp.    700                               28
      CVS Corp.    600                                            20
      Dillards, Inc., Class A    200                               5
      Dollar General Corp.    515                                  8
      Family Dollar Stores, Inc.    300                           10
    o Federated Department
      Stores, Inc.    300                                         12
      The Gap, Inc.    1,362                                      19
      Home Depot, Inc.    3,600                                  167
      J.C. Penney Co., Inc.
      Holding Co.    400                                           9
    o Kohl's Corp.    500                                         37
    o Kroger Co.    1,200                                         27
      The Limited, Inc.    618                                    12
      Lowe's Cos., Inc.    1,200                                  51
      May Department Stores
      Co.    500                                                  17
      Nordstrom, Inc.    200                                       5
    o Office Depot, Inc.    600                                   12
      RadioShack Corp.    300                                      9
    o Safeway, Inc.    800                                        34
      Sears, Roebuck & Co.    500                                 26
    o Staples, Inc.    750                                        15
      Target Corp.    1,400                                       61
      Tiffany & Co., Inc.    150                                   6
      TJX Cos., Inc.    500                                       22
    o Toys `R' Us, Inc.    300                                     5
 (10) Wal-Mart Stores, Inc.    6,900                             385
      Walgreen Co.    1,600                                       60
      Winn-Dixie Stores, Inc.    300                               5
                                                              ------
                                                               1,151
      STEEL 0.0%
      ---------------------------------------------------------------
      Allegheny Technologies,
      Inc.    146                                                  2
      Nucor Corp.    100                                           6
      United States Steel
      Corp.    100                                                 2
      Worthington Industries, Inc.    100                          2
                                                              ------
                                                                  12
      TELEPHONE 0.3%
      ---------------------------------------------------------------
      Alltel Corp.    500                                         25
      AT&T Corp.    5,475                                         72
    o AT&T Wireless Services,
      Inc.    3,865                                               34
    o Avaya, Inc.    418                                           2
      BellSouth Corp.    2,900                                    88
      CenturyTel, Inc.    250                                      7
    o Citizens Communications
      Co.    410                                                   4
    o Nextel Communications, Inc.,
      Class A    1,200                                             7
      Nortel Networks Corp.    4,871                              16
    o Qwest Communications
      International, Inc.    2,524                                13
      SBC Communications, Inc.    5,175                          161
      Scientific-Atlanta, Inc.    200                              4
      Sprint Corp. (FON Group)    1,300                           21
    o Sprint Corp. (PCS Group)    1,400                           16
      Verizon Communications,
      Inc.    4,188                                              168
    o WorldCom, Inc. -- WorldCom
      Group    4,525                                              11
                                                              ------
                                                                 649

See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                            MKT. VALUE
      SECURITY AND NUMBER OF SHARES                        ($ x 1,000)
      TOBACCO 0.1%
      ---------------------------------------------------------------
      Philip Morris Cos., Inc.    3,300                          180
      UST, Inc.    300                                            12
                                                             -------
                                                                 192
      TRAVEL & RECREATION 0.1%
      ---------------------------------------------------------------
      Brunswick Corp.    100                                       3
      Carnival Corp.    900                                       30
    o Harrah's Entertainment, Inc.    200                         10
      Hilton Hotels Corp.    600                                  10
      Marriott International, Inc., Class A    400                18
    o Sabre Holdings Corp.    244                                 11
      Starwood Hotels & Resorts Worldwide,
      Inc.    300                                                 11
                                                             -------
                                                                  93
      TRUCKING & FREIGHT 0.0%
      ---------------------------------------------------------------
      Paccar, Inc.    100                                          7
      Ryder Systems, Inc.    100                                   3
                                                             -------
                                                                  10
      UTILITIES: ELECTRIC & GAS 0.2%
      ---------------------------------------------------------------
    o AES Corp.    800                                             6
      Allegheny Energy, Inc.    170                                7
      Ameren Corp.    200                                          8
      American Electric Power Co.,
      Inc.    480                                                 22
    o Calpine Corp.    400                                         4
      Cinergy Corp.    300                                        11
      CMS Energy Corp.   200                                       4
      Consolidated Edison,
      Inc.    300                                                 13
      Constellation Energy
      Group, Inc.    200                                           6
      Dominion Resources, Inc.    415                             28
      DTE Energy Co.    200                                        9
      Duke Energy Corp.    1,208                                  46
      Dynegy, Inc., Class A    500                                 9
      Edison International    500                                  9
      El Paso Corp.   769                                         31
      Entergy Corp.   400                                         19
      Exelon Corp.     462                                        25
      FirstEnergy Corp.    533                                    18
      FPL Group, Inc.   300                                       19
      KeySpan Corp.   200                                          7
      Kinder Morgan, Inc.    176                                   8
    o Mirant Corp.    397                                          5
      NICOR, Inc.    100                                           5
      NiSource, Inc.    176                                        4
      PG&E Corp.    600                                           14
      Pinnacle West Capital
      Corp.    100                                                 4
      PPL Corp.    200                                             8
      Progress Energy, Inc.    354                                18
      Public Service Enterprise
      Group, Inc.    300                                          14
      Reliant Energy, Inc.    474                                 12
      Sempra Energy    297                                         8
      Southern Co.    1,000                                       28
      Teco Energy, Inc.    200                                     6
      TXU Corp.    400                                            22
      Williams Cos., Inc.    700                                  13
      XCEL Energy, Inc.    510                                    13
                                                             -------
                                                                 483
      OTHER INVESTMENT COMPANIES
      88.5% of investments

 /(3) Schwab International Index
      Fund(R), Select Shares    1,840,307                     23,335
 /(2) Schwab S&P 500 Fund,
      Select Shares    1,850,085                              30,841
 /(4) Schwab Small-Cap Index
      Fund(R), Select Shares    1,321,645                     23,261
 /(1) Schwab Total Bond Market
      Fund    12,785,588                                     126,961
                                                             -------
                                                             204,398
      SHORT TERM INVESTMENTS
      4.9% of investments

 /(5) Schwab Value Advantage Money
      Fund(R), Investor Shares    10,720,104                  10,720

      SECURITY                            FACE VALUE
         RATE,  MATURITY DATE            ($ x 1,000)
  (6) Wachovia Bank NA, Grand
      Cayman Time Deposit,
        1.17%, 5/1/02                         662                662
                                                             -------
                                                              11,382

--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $230,942 a
Receivables:
 Fund shares sold                                                            268
 Dividends                                                                    35
Prepaid expenses                                                     +        10
                                                                     -----------
TOTAL ASSETS                                                             231,255

LIABILITIES
--------------------------------------------------------------------------------
Payables:
 Fund shares redeemed                                                         93
 Investment adviser and administrator fees                                     3
 Transfer agent and shareholder service fees                                   5
Accrued expenses                                                     +        31
                                                                     -----------
TOTAL LIABILITIES                                                            132

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             231,255
TOTAL LIABILITIES                                                    -       132
                                                                     -----------
NET ASSETS                                                              $231,123

NET ASSETS BY SOURCE
Capital received from investors                                          230,546
Net investment income not yet distributed                                    513
Net realized capital losses                                               (1,514)
Net unrealized capital gains                                               1,578

NET ASSET VALUE (NAV)


                            SHARES
NET ASSETS   (DIVIDED BY)   OUTSTANDING   =   NAV
$231,123                    19,117            $12.09

a The fund paid $229,364 for these securities. Not counting short-term obligations and government securities, the fund paid $34,138 for securities during the report period and received $12,992 from securities it sold or that matured.

   Percent of fund shares of other Schwab funds owned as of the end of the report period:

   SCHWAB EQUITY INDEX FUNDS
   S&P 500 Fund                      0.4%
   Small-Cap Index Fund(R)           1.2%
   International Index Fund(R)       1.9%

   SCHWAB BOND INDEX FUNDS
   Total Bond Market Index Fund     12.5%

   SCHWAB MONEY FUNDS
   Value Advantage
   Money Fund(R)            Less than 0.1%


--------------------------------------------------------------------------------

   FEDERAL TAX DATA
   -----------------------------------------------
   COST BASIS OF PORTFOLIO                $231,226
   NET UNREALIZED GAINS AND LOSSES:
   Gains                                  $  8,574
   Losses                              +    (8,858)
                                       -----------
                                             ($284)

--------------------------------------------------------------------------------
See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002, unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $ 5,554  a
Interest                                                              +        5
                                                                      ----------
TOTAL INVESTMENT INCOME                                                    5,559

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                     (357)
Net realized gains received from underlying funds                     +      732
                                                                      ----------
NET REALIZED GAINS                                                           375

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                      (1,727)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    485  b
Transfer agent and shareholder service fees                                  276  c
Trustees' fees                                                                 4  d
Custodian fees                                                                12
Portfolio accounting fees                                                     15
Professional fees                                                             13
Registration fees                                                             12
Shareholder reports                                                            9
Other expenses                                                        +        8
                                                                      ----------
Total expenses                                                               834
Expense reduction                                                     -      283  e
                                                                      ----------
NET EXPENSES                                                                 551

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    5,559
NET EXPENSES                                                          -      551
                                                                      ----------
NET INVESTMENT INCOME                                                      5,008
NET REALIZED GAINS                                                           375  f
NET UNREALIZED LOSSES                                                 +   (1,727) f
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $ 3,656

a  $1 of this was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d  For the fund's independent trustees only.

e This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2003, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net loss on investments of $1,352.

See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                                $ 5,008            $  7,825
Net realized gains                                       375                 182
Net unrealized losses                             +   (1,727)            (13,096)
                                                  ------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                        3,656              (5,089)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   5,084               7,921
Distributions from net realized gains             +    1,042               1,310
                                                  ------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID               $ 6,126            $  9,231

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     11/1/01-4/30/02          11/1/00-10/31/01
                                 QUANTITY         VALUE    QUANTITY        VALUE
Shares sold                         2,993      $ 36,519       5,483     $ 69,001
Shares reinvested                     484         5,869         695        8,687
Shares redeemed                 +  (1,641)      (20,051)     (3,716)     (46,604)
                                ------------------------------------------------
NET INCREASE                        1,836      $ 22,337       2,462     $ 31,084

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     11/1/01-4/30/02          11/1/00-10/31/01
                                   SHARES    NET ASSETS      SHARES   NET ASSETS
Beginning of period                17,281      $211,256      14,819     $194,492
Total increase                  +   1,836        19,867       2,462       16,764 a
                                ------------------------------------------------
END OF PERIOD                      19,117      $231,123      17,281     $211,256 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $513 and $589 at the end of the current period and the prior period, respectively.

See the Financial Notes, which are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES
Unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

--------------------------------------------------------------------------------
THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

   Schwab S&P 500 Fund
   Schwab Small-Cap Index Fund(R)
   Schwab Total Stock Market Index Fund(R)
   Schwab International Index Fund(R)
   Schwab Core Equity Fund(TM)
   Schwab MarketTrack All Equity Portfolio
   Schwab MarketTrack Growth Portfolio
   Schwab MarketTrack Balanced Portfolio
   Schwab MarketTrack Conservative Portfolio
   Schwab MarketManager Growth Portfolio
   Schwab MarketManager Balanced Portfolio
   Schwab MarketManager Small Cap Portfolio
   Schwab MarketManager International Portfolio
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
   Institutional Select S&P 500 Fund
   Institutional Select Large-Cap Value Index Fund
   Institutional Select Small-Cap Value Index Fund
--------------------------------------------------------------------------------

FINANCIAL NOTES



FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year, except for the Conservative Portfolio, which makes income distributions quarterly.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                            AMOUNT
                          OUTSTANDING            AVERAGE            AVERAGE
                           AT 4/30/02           BORROWING *         INTEREST
FUND                      ($ X 1,000)          ($ X 1,000)          RATE * (%)
--------------------------------------------------------------------------------
MarketTrack
Growth Portfolio               --                   5                 2.72
--------------------------------------------------------------------------------
MarketTrack
Balanced Portfolio            282                   2                 2.20
--------------------------------------------------------------------------------

* For the 6 months ended April 30, 2002.

FINANCIAL NOTES



THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. The percentages of fund shares of other related funds owned are shown in each fund's Statement of Assets and Liabilities.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

         SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

         SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

         FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

         UNDERLYING FUNDS: Valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

         SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.


In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance--although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

  (1) Top ten holding--shows a fund's ten largest positions, as measured by market value.

   +   New holding--a security the fund added during the report period.

   o Non-income producing security--this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

   # Global Depositary Receipt (GDR)--a security issued in one country that represents a stock issued in another country.

   * American Depositary Receipt (ADR)--a type of GDR that is traded in the United States and priced in U.S. dollars.

   = Collateral for open futures contracts--indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

   / Issuer is related to the fund's adviser--indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into subgroups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENT OF ASSETS AND LIABILITIES TABLE]
                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).


[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.


The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY


ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.


INTERNET 1
www.schwab.com


SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922

MAIL
Write to SchwabFunds at:
PO Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.


THE SCHWABFUNDS FAMILY


STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Focus Funds
      Communications Focus Fund
      Financial Services Focus Fund
      Health Care Focus Fund
      Technology Focus Fund
Schwab MarketManager Portfolios(R)
      Small Cap Portfolio
      International Portfolio


ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
      All Equity Portfolio
      Growth Portfolio
      Balanced Portfolio
      Conservative Portfolio
Schwab MarketManager Portfolios
      Growth Portfolio
      Balanced Portfolio


BOND FUNDS
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund


SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)

1  Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]








INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

SchwabFunds(R)
PO Box 3812, Englewood, CO 80155-3812


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG13559-04 (6/02)